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ARCONIC INC.

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Driving Value Through Focused Execution and Innovation March 27, 2017

Important Information Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and forecasts and expectations relating to end markets. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (i) the impact of changes in foreign currency exchange rates on costs and results; (j) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (k) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Important Information (continued) Non-GAAP Financial Measures Some of the information included in this presentation is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures, management’s rationale for the use of the non-GAAP financial measures, and explanations can be found in the Appendix to this presentation. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA, adjusted EBITDA margin, Return on Net Assets, adjusted net income, and Free Cash Flow to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix.

Table of Contents Executive Summary Chapter 1:Recently Reconstituted and Active Board of Directors Chapter 2:Strategic Transformation – Positioning Alcoa Corp. and Arconic for Success Chapter 3:Future of Arconic – Delivering Shareholder Value Chapter 4:Elliott Misrepresents and Misunderstands the Arconic Opportunity Chapter 5:Conclusion Appendix:Reconciliations

Executive Summary

The Right Board, Right Leadership and Right Strategy are in Place Arconic is a new company, with a new Board: majority of directors joined in the last 15 months Management has a track record of successfully executing on a transformative vision and consistently improving business performance amid a complex market environment The Board has undertaken an extensive review of the strategic plan and leadership and strongly believes that Arconic’s strategy and team will drive substantial value for shareholders The Board has engaged extensively with Elliott, including adding three directors nominated by Elliott in February 2016 Elliott misunderstands Arconic’s business and its suggestions would damage the Company; election of its nominees would remove critical skill sets from our Board

Arconic is a Leading Provider of Advanced, Multi-Material Solutions

Arconic overview and 2016 revenue breakdown

- Arconic is a **global leader** in **lightweight metals** and engineering
- Arconic's operations consist of three worldwide reportable segments:
  - **Engineered Products and Solutions (EPS):** Develops and manufacturers high performance products for the aerospace, commercial transportation, and power generation end markets
  - **Global Rolled Products (GRP):** Produces a range of aluminum sheet and plate products primarily for the aerospace and automotive end markets
  - **Transportation and Construction Solutions (TCS):** Produces products for the commercial transportation and building and construction end markets
- **Best-in-class technology portfolio** with over 2,000 patents including high temperature airfoil solutions and automotive sheet bonding(1)
- **Major supplier** to **industry leaders** including Boeing, Airbus, Embraer, Bombardier, GE, UTC/Pratt & Whitney, Rolls-Royce, Ford, Paccar, Daimler, Nissan, Chrysler and GM

2016 Revenue By End-Market(2)



Commercial Airframes
24%
Packaging
11%
Building and Construction
10%
Industrial & Other Products
11%
Industrial Gas Turbines
4%
Defense Aero
4%
Commercial Transportation
10%
Automotive(3)
11%
Commercial Aero Engines
15%
Aero & Transportation 64%

2016 Revenue: $12.4B

2016 EBITDA: $1.7B(4)

First among Fortune 500's "Most Admired" metals companies in the world (every year since 2012)

~80% of revenues from businesses with #1 or #2 market position (5)

Source: Arconic
1) *Pending and granted patents.*
2) *2016 third party revenue by market excludes discontinued operations.*
3) *Includes brazing and automotive sheet.*
4) *EBITDA excluding separation costs.*
5) *Refers to 2016 revenue.*

See Appendix for Reconciliations.

ARCONIC

7

Arconic's Board Combines Institutional Knowledge with New Perspectives

Arconic's Board

Experience (Previous Alcoa Inc.)



Klaus Kleinfeld
Chairman and CEO, Arconic



Patricia F. Russo
Lead Independent Director
Former CEO, Alcatel-Lucent



Arthur D. Collins, Jr.
Former Chairman and CEO, Medtronic



E. Stanley O'Neal
Former Chairman and CEO, Merrill Lynch & Co.



L. Rafael Reif
President, MIT



Ratan N. Tata
Chairman Emeritus, Tata Sons Limited

+

Elliott Input (Feb-16)



Sean O. Mahoney
Former Partner, Goldman, Sachs & Co.



John C. Plant
Former Chairman, President, & CEO, TRW Automotive



Ulrich R. Schmidt
Former EVP and CFO, Spirit Aerosystems

+

New Perspectives (Since Nov-16)



Amy E. Alving
Former SVP & CTO, SAIC



Rajiv L. Gupta
Former Chairman and CEO, Rohm & Haas



David P. Hess
Former President, Pratt & Whitney United Technologies



Julie G. Richardson
Former Partner, Providence Equity Partners

- ✓ Board has recently been substantially reconstituted and is one of the shortest tenured Boards in the S&P 500
- ✓ Board is independent and focused on shareholder interests
- ✓ Board has thoughtfully studied the company's strategic direction and input from Elliott, other shareholders, customers and employees
- ✓ Board is unanimously supportive of Arconic's current strategy and CEO

ARCONIC

Source: Arconic

8

Management Executed Complex Transformation to Strengthen Businesses

Alcoa Inc. strategic transformation

Saved the company 2008-2009	**Transformed the company** 2010-2015	**Executed separation** 2015-Nov 1, 2016

Management actions to survive severe financial distress:

- ✓ **Reduced cost base**
- ✓ **Generated cash** from cost, capex and working capital reductions
- ✓ **Strengthened balance sheet** and restored liquidity
- ✓ **Managed cash stringently**

Upstream

- ✓ Increased **cost competitiveness**
- ✓ Lessened impact of **commodity cycles**
- ✓ Created **highly profitable** energy business and 3rd-party bauxite business
- ✓ Established a global **alumina pricing index**

Downstream

- ✓ Divested **low margin or undifferentiated businesses**
- ✓ Focused on **high growth, high margin aerospace and automotive** markets
- ✓ Built a portfolio of **new-to-world innovations**
- ✓ Made strategic investments **to fill key product and capability gaps** and **commercialize innovations**

- ✓ Created two strong **value engines**
- ✓ Instituted **prudent capital structures** for both entities
- ✓ Established a separation structure to **minimize execution risk while driving business performance**
- ✓ Executed **highly complex** separation on time and on budget

Alcoa

ARCONIC
Innovation, engineered.

6.9%[1] 2008 — ***Arconic Combined Segment Adjusted EBITDA Margin (%)***[2] → **16.6%** 2016

Source: Arconic
1) Including the wire harness and electrical distribution business which was sold in 2009.
2) Combined segment Adjusted EBITDA comprised of Global Rolled Products, Transportation and Construction Solutions, and Engineered Products and Solutions segments.
See Appendix for Reconciliations.

ARCONIC 9

Management and Board Have Created Substantial Shareholder Value

Alcoa Inc. package value and Arconic absolute Total Shareholder Return (TSR) versus industry benchmarks

Total Shareholder Return


Alcoa Inc.
Mar 18, 2009 to Mar 1, 2017(1)(2)
182%
28%
55%
Alcoa Inc. Package Value(2)
S&P 500 Metals & Mining Index(3)
S&P Metals & Mining Index(4)
Arconic
Nov 1, 2016 to Mar 1, 2017(1)
57%
18%
19%
ARCONIC
S&P 500 Industrials Index(5)
S&P 500 A&D Index(6)

Key Facts

- Management has **delivered meaningful shareholder returns** since the financial crisis
- **Alcoa Inc.**'s TSR has **outperformed the relevant industry benchmarks** since 2009
- **Alcoa Inc.**'s TSR has **outperformed the relevant industry benchmarks** in recent periods
- **Arconic** stand-alone shareholder returns **have significantly outperformed its benchmark** indices since separation

Source: Arconic, Arconic analysis of Capital IQ data (as of Mar 1, 2017) 1) Calculated based on closing prices. 2) Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return through Oct 31, 2016. From Nov 1, 2016 through Mar 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On Nov 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. received 1 share of Arconic and 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period. 3) Index comprises those companies included in the S&P 500 that are classified as members of the GICS metals and mining sector. Comprised of 3 constituents as of Mar 1, 2017, not including Arconic Inc. or Alcoa Corp. Alcoa Inc. was included in the index until the separation on Oct 31, 2016. Both Alcoa Corp. and Arconic Inc. were included in the index on Nov 1, 2016, but both were removed on Nov 2, 2016. 4) Index comprises stocks in the S&P Total Market Index that are classified in the GICS metals and mining sector. Comprised of 27 constituents as of Mar 1, 2017, including Alcoa Corp. but not including Arconic Inc. Alcoa Inc. was included in the index until Oct 31, 2016. Both Alcoa Corp. and Arconic were included in the index starting on Nov 1, 2016. Arconic was removed on Dec 16, 2016. As of Mar 1, 2017, Alcoa Corp. continued to be a constituent of the index. 5) Index comprises those companies included in the S&P 500 that are classified as members of the GICS industrials sector. Comprised of 68 constituents as of Mar 1, 2017, including Arconic Inc. 6) Index comprises those companies included in the S&P 500 that are classified as members of the GICS aerospace and defense sector. Comprised of 11 constituents as of Mar 1, 2017, including Arconic Inc.

ARCONIC 10

“Elliott would like to commend the Board and management team for the significant steps taken to build a better Alcoa and maximize value for shareholders.” Elliott Has Previously Recognized Our Focus on Shareholder Value Creation Elliott’s prior position ― Elliott Presentation to Alcoa, Nov 9, 2015 Since Elliott’s praise, shareholder value has increased by 66%(1) Source: Elliott Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return from Nov 9, 2015 through Oct 31, 2016. From Nov 1, 2016 through Mar 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On Nov 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. received 1 share of Arconic and 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period.

Innovation and Share Gains Will Continue To Deliver Substantial Value

Three-year strategic plan

1 Deliver Profitable Growth

Grow revenue above market

- Distinct focus on **attractive markets** with **multi-year tailwinds**
- **Share gains** on **next-generation programs** (aero engines, aero airframes, automotive)
- Leverage **comprehensive product offering** to drive new contract wins
- Continue to **partner constructively** with our **customers** for **long-term success**
- **Innovate** breakthrough products, solutions and processes

7-8% Revenue CAGR[1]

Expand margins across the board

- **Run-rate production** with **best-in-class processes** of next-generation programs
- Roll-out of **differentiated products** with attractive and defensible margins
- Increase plant **capacity utilization**
- Focus on **overhead efficiencies** (<1% of revenue in 2019)

~250bps combined segment EBITDA margin increase by 2019[2]

2 Optimize Returns

Focus on capital efficiency

- Exacting **capex management**
- **Working capital** improvement
- **Interest savings** from **reduction of excess debt** incurred **due to separation**
- **Exit** lower return or undifferentiated **businesses**

+400 – 500bps RONA improvement by 2019[3,4]

Focused on creating long-term sustainable value for shareholders through innovation, execution discipline and operational excellence

Source: Arconic
1) *Compounded Annual Growth Rate from year end 2017 to year end 2019.*
2) *Calculated based on combined segment adjusted EBITDA margin change between 2016 (16.6%) and 2019 (~19%).*
3) *RONA (Return on Net Assets) defined as adjusted net income divided by working capital and net PP&E.*
4) *Calculated based on RONA change between 2016 (7.1%) and 2019 (~11-12%). RONA adjusted for special items.*

See Appendix for Reconciliations.

ARCONIC

12

The Board is Unanimous in Supporting Arconic’s Strategy and Leadership Strategic review process and conclusions The Board unanimously concludes that Arconic has the right… Long-term strategy focused on high growth markets driven by innovation Financial plan focused on top- and bottom- line growth, productivity enhancements, and capital efficiency Leadership team focused on execution and building long-term partnerships with customers As a new company, the Board conducted an extensive review of Arconic’s business strategy and leadership; the independent directors: Personally interviewed many key employees, customers and suppliers Engaged with Arconic shareholders, including Elliott on at least 9 occasions, and spent 100+ hours specifically reviewing feedback and Elliott’s claims: Elliott has changed its views, published flawed analysis and hidden key facts Elliott has not been accurate or transparent with shareholders Consulted outside expert advisors Reviewed hundreds of pages of analyses, including non-public information concerning the company’s operations and returns ... and will hold management accountable Review Process Conclusion Source: Arconic

“What I particularly value is Klaus' deep understanding of the critical levers to support [Airbus’] goals. As CEO of Airbus, I fully support his continued leadership of Arconic.“ Customers Endorse Arconic’s Leadership and Strategic Direction Endorsements from valued Arconic customers(1) ― Tom Enders, Chief Executive Officer, Airbus Group, Mar 2017 “Investments in technology and rate readiness are more important than ever within the supply chains of our growing aviation industry. GE supports Klaus and the Arconic commitment to those priorities and the long-term future of our industry.” ― David Joyce, GE Vice Chair and GE Aviation President & CEO, Feb 2017 Source: Arconic See Chapter 3 for detailed customer quotes.

Chapter 1 Recently Reconstituted and Active Board of Directors

Arconic's Board Combines Institutional Knowledge with New Perspectives

Arconic's Board

Experience (Previous Alcoa Inc.)



Klaus Kleinfeld
Chairman and CEO, Arconic



Patricia F. Russo
Lead Independent Director
Former CEO, Alcatel-Lucent



Arthur D. Collins, Jr.
Former Chairman and CEO, Medtronic



E. Stanley O'Neal
Former Chairman and CEO, Merrill Lynch & Co.



L. Rafael Reif
President, MIT



Ratan N. Tata
Chairman Emeritus, Tata Sons Limited

\+

Elliott Input (Feb-16)



Sean O. Mahoney
Former Partner, Goldman, Sachs & Co.



John C. Plant
Former Chairman, President, & CEO, TRW Automotive



Ulrich R. Schmidt
Former EVP and CFO, Spirit Aerosystems

\+

New Perspectives (Since Nov-16)



Amy E. Alving
Former SVP & CTO, SAIC



Rajiv L. Gupta
Former Chairman and CEO, Rohm & Haas



David P. Hess
Former President, Pratt & Whitney United Technologies



Julie G. Richardson
Former Partner, Providence Equity Partners

- ✓ Board has recently been substantially reconstituted and is one of the shortest tenured Boards in the S&P 500
- ✓ Board is independent and focused on shareholder interests
- ✓ Board has thoughtfully studied the company's strategic direction and input from Elliott, other shareholders, customers and employees
- ✓ Board is unanimously supportive of Arconic's current strategy and CEO

19 full Board meetings, 86 committee meetings, and 8 facility visits in 2015 and 2016

ARCONIC

Source: Arconic

16

Board's Longer-Serving Directors Have Been Change Agents

Track record of Board action

World Class Independent Directors



9

Patricia F. Russo
Former CEO, Alcatel-Lucent

Active Board Seats:
- General Motors
- HPE (Chairman)
- KKR Management
- Merck & Co., Inc.



7

Arthur D. Collins, Jr.

Former Chairman and CEO, Medtronic

Active Board Seats:
- Boeing Company
- U.S. Bancorp



9

E. Stanley O'Neal

Former Chairman and CEO, Merrill Lynch & Co.

Active Board Seats:
- Platform Specialty Products Corp.



2

L. Rafael Reif

President, Massachusetts Institute of Technology

Active Board Seats:
- Schlumberger



10

Ratan N. Tata

Chairman Emeritus, Tata Sons Limited

Action-Oriented Board

✓ **Supported significant business and capital structure change** through the financial crisis
- Recapitalized balance sheet
- Closed or sold 25 plants, disposed low margin businesses
- Acquired two major aerospace component suppliers

✓ **Modified strategy to create two value engines**
- **Upstream:** Strengthened business with low-cost, world-class assets less impacted by commodity cycles
- **Downstream:** Built a leading multi-materials supplier focused on high growth markets

✓ **Separated Alcoa Corp. and Arconic** after extensive multi-year study

✓ Consistent record of **strong corporate governance**
- Made several attempts to improve legacy governance but could not garner sufficient shareholder support
- Ensured Alcoa Corp. had state-of-the-art governance at split
- Proposing significant governance enhancements at the first Arconic annual meeting

The Board has proactively and thoughtfully enacted key strategic decisions that have driven shareholder value

● *Years of service on Alcoa Inc. and Arconic Board of Directors*

Source: Arconic

ARCONIC

17

Board Has Already Appointed Directors Nominated by Elliott in February 2016 Directors Previously Added at Elliott’s Suggestion John C. Plant Sean O. Mahoney Ulrich R. Schmidt Former Chairman, President, and CEO, TRW Automotive Active Board Seats: Masco Corporation Jabil Circuit Corporation Former Partner, Goldman, Sachs & Co. Active Board Seats: Delphi Automotive Cooper-Standard Holdings Former EVP and CFO, Spirit Aerosystems Selected Prior Board Seats: Precision Castparts Corporation Fully Integrated and Contributing These directors join the rest of the Board in supporting the strategic plan and leadership team, and in opposing Elliott’s suggested changes Source: Arconic Incumbent Board accepted Elliott’s input and added three Elliott proposed directors in February 2016 Directors have been intensely involved in meeting with shareholders and evaluating Elliott’s criticisms Directors have been fully integrated and chair critical Board Committees These directors, along with the longer-serving directors, had a strong voice in recent changes: Established new Board Finance Committee to add further rigor to capital allocation and capital markets decisions Modified executive compensation plans to emphasize RONA, in response to shareholder input Recruited additional new Board members to round out the expertise of the Board Support governance reforms that the Board is proposing at the 2017 annual meeting New Directors added at Elliott’s suggestion

Board Additions Include Directors with Relevant Experiences and Perspectives New Directors added since November 2016 Former SVP and CTO, SAIC Active Board Seats: Fannie Mae Former President, Pratt & Whitney Selected Prior Experience: EVP and CCO of United Technologies President of Hamilton Sundstrand Former Partner, Providence Equity Partners Active Board Seats: VEREIT, Inc. The Hartford Financial Services Group Former Chairman and CEO, Rohm & Haas Active Board Seats: Delphi Automotive HP Inc. (Lead Director) Amy E. Alving David P. Hess Julie G. Richardson Rajiv L. Gupta Recent Board Additions Vanguard Group Necessary Expertise and Fresh Perspective Added Source: Arconic Thorough and independent search led to addition of four directors in the last six months Nationally recognized search firm evaluated incremental expertise and skills that would be useful to the Arconic Board: Innovation and technology development Cyber-security Customer-centric execution Global manufacturing Capital markets and capital structure These new directors bring decades of Board and senior executive leadership experience to Arconic These directors are new and objective; their goal is to serve the interests of all shareholders All four join their fellow directors in supporting current strategy and leadership, and in believing Elliott’s criticisms are unfounded

The Board is Unanimous in Supporting Arconic’s Strategy and Leadership Strategic review process and conclusions Review Process Conclusion The Board unanimously concludes that Arconic has the right… Long-term strategy focused on high growth markets driven by innovation Financial plan focused on top- and bottom- line growth, productivity enhancements, and capital efficiency Leadership team focused on execution and building long-term partnerships with customers Arconic is a newly independent company, with a substantially reconstituted and purpose-built Board of Directors As a new company, the Board conducted an extensive review of Arconic’s business strategy and leadership; the independent directors: Personally interviewed many key employees, customers and suppliers Engaged with Arconic shareholders, including Elliott on at least 9 occasions, and spent 100+ hours specifically reviewing feedback and Elliott’s claims Consulted outside expert advisors Reviewed hundreds of pages of analyses, including non-public information concerning the company’s operations and returns ... and will hold management accountable Source: Arconic

External Recognition of Board’s Commitment to Good Governance Endorsement from Corporate Governance Expert Professor Joseph A. Grundfest ― Joseph A. Grundfest, Professor of Law and Business at Stanford Law School, March 2017 "The Arconic Board has repeatedly demonstrated a clear commitment to good governance. It created Alcoa Corporation as a Delaware entity with a state-of-the-art, shareholder-friendly governance profile. It is seeking shareholder approval to declassify its board and eliminate all supermajority voting requirements, and if the requisite approval is not obtained, it has committed to propose a Delaware reincorporation that would achieve that result. This Board—which consists of a majority of directors who joined the board since the beginning of last year including three directors selected by a major activist shareholder—deserves the full support of investors who embrace best practices in corporate governance." Source: Arconic

Chapter 2 Strategic Transformation – Positioning Alcoa Corp. and Arconic for Success

Executed Complex Multi-Year Transformation to Strengthen Businesses Alcoa Inc. strategic transformation Executed Separation 2015-Nov 1, 2016 Transformed the Company 2010-2015 Saved the Company 2008-2010 Increased cost competitiveness Lessened impact of commodity cycles Created highly profitable energy business and 3rd-party bauxite business Established a global alumina pricing index Divested low margin or undifferentiated businesses Focused on high growth, high margin aerospace and automotive markets Built a portfolio of new-to-world innovations Made strategic investments to fill key product and capability gaps and commercialize innovations Reduced cost base Generated cash from cost, capex and working capital reductions Strengthened balance sheet and restored liquidity Managed cash stringently Upstream Downstream Created two strong value engines Instituted prudent capital structures for both entities Established a separation structure to minimize execution risk while driving business performance Executed highly complex separation on time and on budget Management actions to survive severe financial distress: Source: Arconic

Strengthened the Balance Sheet and Restored Liquidity Launched a Comprehensive Cash Sustainability Program(4) Management and Board Took Decisive Actions to Survive the Financial Crisis in 2009 Alcoa Inc. and the global financial crisis – key facts and actions 2008 to 2009 Significant Financial Distress Source: Alcoa Inc. disclosures, Bloomberg, Capital IQ LME aluminum cash price Alcoa Inc. adjusted EBITDA Free Cash Flow is equal to Cash Flow from Operations less Capex. Announced Cash Sustainability Program on Mar 16, 2009 and subsequently increased the targets on Jan 11, 2010. Comprised of $906M common equity and $575M convertible debt. Announcement of Cash Sustainability Program was critical to successful financing. See Appendix for Reconciliations. 62% Drop in LME aluminum price(1) from July 2008 to February 2009 Drop in EBITDA(2) from 2008 to 2009 Total negative free cash flow(3) in 2008 and 2009 $2.5B+ in procurement efficiencies $0.8B+ in capex reduction $1.0B+ in working capital savings $0.5B+ in overhead rationalization $1.5B(5) of capital raised $1.1B of assets disposed $0.4B+ saved from reduced dividends Share repurchases suspended 89% $4.8B of combined cash savings over a two-year period (2008-2009) Successfully reduced financial leverage ($2.5B)

Created Leading Upstream Business with Low-Cost, World-Class Assets Results from Upstream transformation Sold, curtailed or closed 43% of smelting and 35% of refining high cost operating capacity Created new alumina global pricing mechanism Created highly profitable energy business Established third-party bauxite business Grew cast house value-add shipments to 67% World’s largest bauxite miner(2) Well-positioned smelting assets World’s largest alumina refiner(2) 2010 Alumina Cost Curve Positions(1) 2016 Positions Actions Taken 30th percentile 17th percentile 51st percentile 38th percentile 2016 Improved Upstream Cost Position Aluminum Achieved or surpassed cost targets set for 2016 Source: Arconic, Arconic website, Alcoa Inc. investor presentation, Alcoa Corp. Form 10 As per Alcoa Corp. presentation Nov 16, 2016. Based on 2015 production. Includes both equity interests as well as AWAC wholly-owned subsidiaries.

Repositioned Downstream Business in High Growth and High Margin Markets

Results from Downstream transformation

Downstream[1] Revenue Mix Transformed



Aerospace and Defense
Transportation
Packaging
Building & Construction
Industrial & Other Products
26%
13%
26%
11%
24%
43%
21%
11%
10%
15%
2008
2016

Combined Segment EBITDA Margin	2008	2016
	6.9%[2]	16.6%

Leadership Position Established

~80% of **revenue** from **#1 or #2 market positions**[3]

- ✓ **~80%** of **aerospace** revenue[3][4] from products with #1 or #2 market position
- ✓ **>95%** of **automotive** revenue[3] from products with #1 or #2 market position
- ✓ **>95%** of **commercial transportation** revenue[3] from products with #1 or #2 market position

Leading technology and product portfolio

- ✓ Proprietary alloys and metal powders
- ✓ High temperature air-foil solutions
- ✓ Lightest forged aluminum wheel
- ✓ Unique dimensional capabilities
- ✓ Automotive adhesive bonding

"Arconic possesses a world class asset base, and in some cases, one of a kind assets"
– Elliott, Letter to Shareholders, Mar 9, 2017

Source: Arconic
1) *Downstream comprised of Global Rolled Products (including Warrick in 2008; excluding Warrick in 2016), Transportation and Construction Solutions, and Engineered Products and Solutions segments.*
2) *Including the wire harness and electrical distribution business which was sold in 2009.*
3) *Refers to 2016 revenue.*
4) *Includes both EPS and GRP revenue contributions.*
See Appendix for Reconciliations.

ARCONIC
26

Built EPS into a Leading Airframe and Aerospace Engine Component Supplier

EPS results, EBITDA margin expansion and key actions

Actions Taken

- **Divested low margin businesses**
- **Innovated unique** high strength, light weight and high temperature airfoil solutions to improve engine fuel efficiency and lower operating cost, e.g.
  - Al-Li, TiAl, Enhanced Equiax (EEQ) casting and advanced airfoil coating
- **Developed** Ti, Ni, and Al **powders** and 3D **printing techniques**
- **Made strategic acquisitions** to expand product offerings and presence in next-generation platforms

Leadership Position Established

- ✓ ~70% of revenue from products with #1 or #2 market position[1]
- ✓ Able to supply >90% of structural and rotating aero engine components
- ✓ Increased aerospace shipset value by double-digit percentages across next-generation platforms
- ✓ Signed $11B+ in new contracts since 2015

Financial Performance


EPS Adjusted EBITDA Margin
810 bps
20.9%
12.8%
2008(2)
2016

Source: Arconic analysis based on data derived from Capital IQ and Bloomberg
1) Refers to 2016 revenue.
2) Including the wire harness and electrical distribution business which was sold in 2009; Excluding this business the margin increase is 170bps.
See Appendix for Reconciliations.

ARCONIC

27

Converted GRP from Commodity to a High Margin Aero/Auto Supplier

GRP results, EBITDA margin expansion and key actions

Actions Taken

- **Proactively exited low margin businesses**
- **Built the automotive sheet business** with investments at Tennessee and Davenport
- Invested in **unique capability** to produce the world's largest single-piece aluminum airframe parts
- Commercialized **market leading innovations**, e.g.
  - Adhesive bonding, advanced aerospace alloys, brazing solutions and MicroMill™

Leadership Position Established

- ✓ ~85% of revenue from products with #1 or #2 market position(1)
- ✓ Differentiated position in sheet and plate
- ✓ Signed $4B+ in aerospace contracts since 2014

Financial Performance



GRP Adjusted EBITDA Margin
890
bps
3.0%
11.9%
2008
2016

Source: Arconic analysis based on data derived from Capital IQ and Bloomberg
1) Refers to 2016 revenue.
See Appendix for Reconciliations.

ARCONIC

28

Constructed TCS with Best-in-Class Profitability Based on Innovative Products

TCS results, EBITDA margin expansion and key actions

Actions Taken

- **Proactively exited low margin businesses**
- **Sold or curtailed poorly performing** assets
- Launched **new-to-the-world** products, e.g.
  - Lightest wheels (Ultra ONE ®)
  - Blast and hurricane resistant curtain walls
- **Expanded organically** in both mature and fast-growing emerging regional markets
- Achieved a **leading position** for the wheels business around the world

Leadership Position Established

- ✓ ~80% of revenue from products with #1 or #2 market position[1]
- ✓ Top-of-mind brands including Alcoa® wheels[2], Kawneer® Architectural Systems, Reynobond®, Reynolux® Architectural Products
- ✓ ~95% of wheels revenue from proprietary products[1]

Financial Performance

TCS Adjusted EBITDA Margin



5.9%
16.1%
1,020 bps
2008
2016

Source: Arconic analysis based on data derived from Capital IQ and Bloomberg
1) Refers to 2016 revenue.
2) "Alcoa" is a registered trademark of Alcoa Corp. and is licensed to Arconic Inc.
See Appendix for Reconciliations.

ARCONIC
29

DART(1) rate significantly below industry average, and reduced by 59% from 2008 to 2015 Safety integrated into Arconic’s values and day-to-day operations Continued Leadership in Safety and Commitment to Sustainability Safety and sustainability statistics Focus on Safety Alcoa Inc. Greenhouse Gas Emissions MMT of CO2 equivalents Reduced greenhouse gas emissions by 25% 2012 to 2015 Named sustainability leader in Dow Jones index for 15 consecutive years Focus on Sustainability (25%) Source: Arconic, U.S. Bureau of Labor Statistics DART stands for “Days Away, Restricted or Transferred“; Safety metric helps employers determine how many workplace injuries and illnesses required employees to miss work, perform restricted work activities or transfer to another job within a calendar year. Based on U.S. Bureau of Labor Statistics survey of metal fabrication, forging, stamping and manufacturing companies. Alcoa Inc. DART(1),(2) Rate Industry rate(2) Alcoa Inc.

Management is Dedicated to Employee Engagement and Talent Development

Employee engagement, talent development and key awards

Our Employees are Key to Our Success

Alcoa Inc. Global Voices Survey[1]

% Overall Employee Engagement



Best-in-Class Manufacturing Benchmark: 78%
52%
55%
60%
70%
72%
74%
77%
78%
2008
2009
2010
2011
2012
2013
2014
2015

Since 2008, Arconic has improved in all employee KPI's in the global voices survey

Talent Development

- Arconic is focused on identifying and developing leadership talent
  - ✓ 80% of Executive Council positions and their direct reports have internal candidates ready now or in 1-3 years
  - ✓ Annual CEO talent reviews
  - ✓ In 2016, ~60% of all professional and management roles filled internally

Experienced Business Unit Leadership

- ✓ All 15 BU leaders have deep manufacturing operational experience with the majority having over 10 years industry experience
- ✓ Prior experience at industry leading companies: GE, Ford, GM, Siemens, Bosch, Westinghouse

Fortune Magazine[1]

World's Most Admired Metals Company

- Company ranked #1 "Most Admired Metals Company" for the past 6 years

1

2012, 2013, 2014, 2015, 2016, 2017

Best Quality of Management

- Company ranked #1 in "Most Admired Quality of Management" for Metals companies in 4 of the past 5 years

1

2013, 2014, 2016, 2017

2013 Catalyst Award Winner[1]

Innovative organizational approaches for recruitment, development, and advancement of Women

Source: Kenexa, Fortune magazine, Arconic

1) Ranking reflects contributions of both Arconic and Alcoa Corp. employees.

ARCONIC

31

Management Executed a Highly Complex Separation On Time and On Budget

Cornerstones of the separation

Executed Highly Complex Separation

- ✓ Listed Alcoa Corp. on the NYSE via a **tax-free spinoff to shareholders**
- ✓ Designed **state-of-the-art governance structure for Alcoa Corp.** prior to separation
- ✓ **Minimized cost of separation by "double-hatting" 2,000+ employees**
- ✓ **Completed 20,000+ milestones** on ~300 projects affecting 266 sites in 27 countries
- ✓ Established **25 new legal entities** and enacted 113 legal name changes
- ✓ **Trained ~500 commercial leaders** to provide support to ~12,000 customer contacts through separation; transferred ~**1,600 vendor contracts representing ~$2.7B in spend**

Established Prudent Capital Structure

- ✓ Created **prudent capital structures for both entities** to optimize financing opportunities
- ✓ Carried **substantially more debt initially at Arconic** given constrained debt capacity at Alcoa Corp.
- ✓ Provided Arconic a liquid security to monetize in the future by **retaining 19.9% interest in Alcoa Corp.**
- ✓ **Generated ~$1.2B in proceeds** through sale of non-core assets
- ✓ Launched Alcoa Corp. with **$1.5B** and Arconic with **$3.8B of liquidity facilities**



ALCOA
Alcoa
ARCONIC
Innovation, engineered.
"NewCo."
"RemainCo."

Separation effective November 1, 2016

Source: Arconic

ARCONIC

32

Separation is Driving Initial Shareholder Returns

Actions taken as a standalone company and total shareholder return

Actions Taken

- ✓ **Established demanding new 3-year targets**
- ✓ **Delivered operating and financial results**
  - All segments increased margins in FY16
  - Generated ~$890M of cash from partial monetization of Alcoa Corp. shares
- ✓ **Decoupling share price from aluminum price**
  - Correlation between Arconic share price and aluminum has started to decrease relative to historically high correlation

Total Shareholder Return Since Separation



Nov 1, 2016 → Mar 1, 2017(1)
Separation launched two strong companies
60%
57%
18%
19%
Alcoa Inc. Package Value(2)
ARCONIC
S&P 500 Industrials Index(3)
S&P 500 A&D Index(4)

Source: Arconic, Bloomberg; market data as of Mar 1, 2017
1) Calculated based on closing prices. 2) From Nov 1, 2016 through Mar 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On Nov 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. received 1 share of Arconic and 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period. 3) Index comprises those companies included in the S&P 500 that are classified as members of the GICS industrials sector. Comprised of 68 constituents as of Mar 1, 2017, including Arconic Inc. 4) Index comprises those companies included in the S&P 500 that are classified as members of the GICS aerospace and defense sector. Comprised of 11 constituents as of Mar 1, 2017, including Arconic Inc.
See Appendix for Reconciliations.

ARCONIC 33

Chapter 3 Future of Arconic – Delivering Shareholder Value

Arconic’s Strategic Plan Creates Value for Shareholders Key strategic advantages Management built Arconic’s world-class portfolio over eight years – has critical knowledge of business and customers Management’s track record of execution has positioned Arconic for future outperformance – team grew EBITDA margins and made strategically important investments in technology Future focus is on markets where the Company’s expertise in innovation and strong customer relationships will drive above market growth rates Culture of productivity enhancements and cost reduction will help drive further margin expansion Disciplined capital allocation and balance sheet management will ensure prudent use of shareholders' capital Executive compensation incentives are aligned to foster performance that will enhance shareholder value ü The reconstituted Board has undertaken an extensive review of the strategic plan and leadership; is convinced that the stated strategy and current team will drive substantial shareholder value; and is committed to continuous review and oversight ü ü ü ü ü

Arconic has a World-Class Portfolio Positioned for Profitable Growth

Overview of Arconic's three segments

	Engineered Products and Solutions (EPS)	*Global Rolled Products (GRP)*	*Transportation and Construction Solutions (TCS)*
			
Focus on high growth, innovation-intensive markets	✓ Commercial Aero Engines ✓ Commercial Airframes	✓ Automotive ✓ Commercial Airframes	✓ Commercial Transportation ✓ Building and Construction
Significant revenue from products with #1 or #2 market position[(1)]	~70%	~85%	~80%
Proven ability to execute EBITDA margin growth[(2)]			

EPS EBITDA margin chart:
12.8%
20.9%
~+400bps
2008(3)
2016
3-5 Years

GRP EBITDA margin chart:
3.0%
11.9%
~+200bps
2008
2016
3-5 Years

TCS EBITDA margin chart:
5.9%
16.1%
~+250bps
2008
2016
3-5 Years

Source: Arconic
1) *Based on 2016 revenue.*
2) *Represents adjusted EBITDA margins.*
3) *Including the wire harness and electrical distribution business which was sold in 2009; excluding this business the margin increase is 170bps.*
See Appendix for Reconciliations.

ARCONIC

36

Innovation and Share Gains Will Continue To Deliver Substantial Value

Three-year strategic plan

1 Deliver Profitable Growth

Grow revenue above market

- Distinct focus on **attractive markets** with **multi-year tailwinds**
- **Share gains** on **next-generation programs** (aero engines, aero airframes, automotive)
- Leverage **comprehensive product offering** to drive new contract wins
- Continue to **partner constructively** with our **customers** for **long-term success**
- **Innovate** breakthrough products, solutions and processes

7-8% Revenue CAGR[(1)]

Expand margins across the board

- **Run-rate production** with **best-in-class processes** of next-generation programs
- Roll-out of **differentiated products** with attractive and defensible margins
- Increase plant **capacity utilization**
- Focus on **overhead efficiencies** (<1% of revenue in 2019)

~250bps combined segment EBITDA margin increase by 2019[(2)]

2 Optimize Returns

Focus on capital efficiency

- Exacting **capex management**
- **Working capital** improvement
- **Interest savings** from **reduction of excess debt** incurred **due to separation**
- **Exit** lower return or undifferentiated **businesses**

+400 – 500bps RONA improvement by 2019[(3)]

Focused on creating long-term sustainable value for shareholders through innovation, execution discipline and operational excellence

Source: Arconic
1) Compounded Annual Growth Rate from year end 2017 to year end 2019.
2) Calculated based on combined segment adjusted EBITDA margin change between 2016 (16.6%) and 2019 (~19%).
3) Calculated based on RONA change between 2016 (7.1%) and 2019 (~11-12%). RONA adjusted for special items. RONA (Return on Net Assets) defined as adjusted net income divided by working capital and net PP&E.
See Appendix for Reconciliations.

ARCONIC

37

1 Arconic is Focused on Attractive Markets With Multi-Year Tailwinds

Arconic 2016 revenue by end-market[1]


Packaging
11%
Building and Construction
10%
Industrial & Other Products
11%
Industrial Gas Turbines
4%
Defense Aero
4%
Commercial Transportation
10%
Automotive(2)
11%
Commercial Aero Engines
15%
Commercial Airframes
24%
Aerospace & Transportation 64%

Arconic's Key Markets Are Aligned with Global Megatrends

- **Rising Middle Class:** "Emerging Asia" adds 100M new passengers each year; ~2x global air passenger journeys in 2035 vs. today
- **Urbanization:** Continued urban population growth drives heightened building and construction demand
- **Energy Efficiency:** Consumer preference and increasing regulations drive demand for light-weighting and energy efficient solutions across transportation and building and construction

Source: Arconic

1) *2016 third party revenue of $12.4B by end-market, excluding discontinued operations.*
2) *Includes brazing and automotive sheet.*

ARCONIC
38

❶ Our Content Flies from Nose to Tail on All Major Aero Platforms


39% of sales

Participation and achievements in commercial airframes

If It Flies, We're On It!

Arconic Participation

Metallic Airframe



Wing tips
Wing stringers
Hydraulic vessels
Fuselage skins
Window and door frames
Verilite® Pins
Vertical stabilizer fasteners
Fuselage to wing connection
Al Li Fuselage stringers
Crown frames
Seat frames
Auxiliary power unit exhaust ducts
Torque rods
Lockbolts
Seat tracks
Wing ribs (plate and extrusions)
Wing spars (forgings and plate)
Upper wing skins
Wing box fasteners
Wing gear ribs, trunions and support fittings
Engine pylon structure and fasteners
Wing flap fasteners
Lower wing skins
Wheels, brakes and torque tubes
Fuel connectors
Landing gear, Bay frames

B767 (Metallic): ~$2.7M Rev content / shipset[2]

Current content
Future content

CFRP[1]-intensive Airframe



Flite-Tite® / Aerolite® Sleeved Pins
Hydraulic vessels
Center Wing Box Ribs
Trailer Link
Main gear wheels, brakes & torque tubes
Al-Li Seat Tracks
Al-Li Floor Beams
Threaded Lockbolts
"B" Code Verilite® Pins
Wing Attach Rib
Stabilizer Attach Frames
Al-Li Cradle Frames
LGP® HuckComp
VTP Bolts
Jack Screw Fitting
Titanium Nuts
Heavy Duty Panel Fasteners
Seat Structures
Main Landing Gear Beam
Back-up Spar Fitting
Al-Li Inboard Ribs
Flite-Tite® Sleeved Lockbolts
Al-Li Floor Stanchions
Outboard Ribs
Pylon Bolts
UAB Blind Bolts
Keel Beam & MLG Support
Fuel connectors
Nose Wheels
Nose Gear Supports
Cockpit Fuselage Support Structure

B787 (CFRP): ~$6.5M Rev content / shipset[2]

Current content
Future content
CFRP

Achievements / Outlook

- ✓ **Multi-material expertise** positions Arconic on metallic and CFRP airframes
- ✓ **Increased shipset value** by double-digit percentages across platforms

Indexed Arconic Revenue by Major Programs (Airframe and Engine)[3]



+16%
+21%
+27%
+43%
+140%
B777
B777X
A330ceo
A330neo
B737 NG
B737 MAX
A320ceo
A320neo
B767
B787
Current generation
Next generation

ARCONIC

Source: Arconic

1) CFRP is Carbon Fiber Reinforced Polymer. 2) Revenue figures for 2016. 3) Based on Arconic assessed shipset values for 2016.

39

❶ We Can Supply Over 90% of Engine Structural and Rotating Components



15% of sales

Participation and achievements in aerospace engines

Arconic Participation

2008 Engine Content



HP Compressor Stators
Fluid Fittings
Turbine Rear Frame / Exhaust
Structural Guide Vanes
12-Point & Spline nuts and bolts
Vespel ® Inserts
Shaft Bearing Housing
HP Turbine Blades/ Vanes/Shrouds
Shaft Nuts / Bearings
LP Turbine Blades/ Vanes/Shrouds
Turbine Center Frame
Lever Arms
Fan Hub Frame
Gang Channel
Compressor Cases
Combustor Casing

Current Engine Content



Engine Section Stators
Labyrinth Ring Seals
HPC Stators
Disks (HPC)
Compressor Shaft
Fluid Fittings
Turbine Rear Frame / Exhaust
Structural Guide Vanes
12-Point & Spline nuts and bolts
Fan Blades
Vespel ® Inserts
Fan Frame Detail Kit
Disks (LPC)
Booster Spool (LPC)
Main Engine Bearing
Fan Disk (Hub)
Lever Arms
Fan Hub Frame
Gang Channel
Fan Case
Low Pressure Turbine Case (LPT)
Turbine Shafts
Turbine Rear Frame
Shaft Bearing Housing
HP Compressor Disks
LP Turbine Disks
HP Turbine Disks
HP Turbine Blades/ Vanes/Shrouds
Shaft Nuts / Bearings
LP Turbine Blades/ Vanes/Shrouds
Turbine Center Frame
Shank Nuts, Hook Bolts, Shield Channels
Intermediate Turbine Case
High Pressure Turbine Case (HPT)
Turbine Air Diffuser
Compressor Cases
Combustor Casing

2008 Arconic Components | Current Arconic Components

Achievements / Outlook

- ✓ **Strategically invested** in **critical next-generation technologies** to give Arconic a **leading presence** in engines
- ✓ **Increased shipset value** by double-digit percentages across engine platforms

Indexed Arconic Revenue by Major Programs[(1)]



+27%
+35%
+72%
+82%
+103%
Aero Engines
GE90
GE9X
Trent 700
Trent 7000
CF6
GEnx 1B
V2500
PW 1100G
CFM 56
LeapX
Platforms
B777
B777X
A330ceo
A330neo
B767
B787
A320ceo
A320neo
A320ceo / B737 NG
A320neo / B737 MAX
Current generation
Next generation

ARCONIC

Source: Arconic

1) Based on Arconic assessed shipset values for 2016.

40

11% of sales

1 We are Enabling the Aluminization of the Automotive Industry

Participation and achievements in automotive parts

Arconic Participation

Current content | Next Generation Alloys



Side panel outer
Decklid (sheet)
Fasteners
Body inner structure
Hood (sheet)
Door inner
Intrusion beam
Radiator (brazing sheet)
Drive shaft (Drawn tube)
Engine block, transmission case (castings)

Achievements / Outlook

- ✓ **Invented** pretreatment process for **adhesive bonds** that **enables mass-market shift from steel** to **aluminum**
- ✓ **Growing** automotive **sheet revenue** to **$1.3B in 2018**



Aluminum pounds per vehicle[1]
+63
+77
330
393
470
2010
2015
2020E



Arconic Auto Sheet Revenue ($M)
26% CAGR
$76M
$648M
$1,300M
2010
2015
2018E

Source: Arconic
1) Ducker Worldwide 2015 North American Light Vehicle Aluminum Content Study, June 2014 and AAP Marketing.

ARCONIC
41

10% of sales

1 We have an Unmatched Market Position in Commercial Transportation

Participation and achievements in commercial transportation parts

Arconic Participation



Current content
Next Generation Alloys
Magna-Lok®
Huck Magna-Grip®
HuckLok®
Frame rails cross members
Tank (Tipper, Flatbed)
Forged Fifth Wheel
Cab Structure and Doors
CNG Tank
Radiator (Brazing Sheet)
Huck Bobtail® Fasteners
LvL ONE® Wide Base Wheels
Fuel Tank
Huck U-Spin® Fasteners
Drive Shaft (Drawn Tube)
Ultra ONE® Wheels with MagnaForce® alloy

Achievements / Outlook

- ✓ **Wheels: ~95% of revenue**[1] driven by **proprietary products**; ~**45% of revenue**[1] from products **introduced** in **past three years**
- ✓ **Breakthrough Products:** Ultra ONE ® with Magna-Force® alloy, Dura-Bright®EVO

Commercial Transportation Market Growth (CAGR 2017-2019)[2]



+15%
+9%
North America
EU

Arconic key revenue drivers

- + Expansion of global sales and distribution network
- + Multiple regional project based opportunities
- + Integrated support and service model to major OEM's

Source: Arconic
1) *Based on 2016 revenue.*
2) *Arconic analysis - Heavy Duty truck build rates as of 4Q16.*

ARCONIC

42

1 Unparalleled Expertise in Innovation will Drive Our Growth in Aerospace…

Overview of key Arconic investments in innovation

Key Innovations in Aerospace

EEQ (Enhanced Equiax)



Improves fuel efficiency through lighter weight aero engine blades

Adv. Cooling / 3D core



Improves fuel efficiency; allows higher temperature aero engine operations with 50% less cooling air

3D Printing



Enables production of complex, difficult to manufacture parts and reduces time to market

TiAl



Improves fuel efficiency by enabling higher temperature aero engine operations

Al-Li Fan Blade Forging



Improves fuel efficiency and reduces noise and environmental emissions

Advanced Aero Alloys



Delivers high damage tolerance and superior strength properties

EPS   GRP

Innovation Supports Commercial Achievements

- ✓ Increase EPS aero content by **~$370M above market growth** through 2019(1)(2)
- ✓ **$13B** EPS and GRP **aero contracts signed** in 2015 and 2016(2)
- ✓ **~60% of EPS revenue(3)** from **single or dual source products** - **critical for success in aerospace** and a direct result of ability to provide advanced technologies at scale
- ✓ **~65% of GRP aerospace and defense revenue(3)** derived from **collaboration** with the **Arconic Technology Center**

Source: Arconic

1) *Based on Arconic build rate assumptions as of Dec 9, 2016.*
2) *Not all contracts directly attributable to innovation.*
3) *Based on 2016 revenue.*

ARCONIC

43

❶ …and Our Growth in Automotive and Commercial Transportation

Overview of key Arconic investments in innovation

Key Innovations in Commercial Transportation

MicroMill™ (Auto)



2x more formable and 30% lighter than high strength steel

Adhesive Bonding (Auto)



A951 pretreatment ensures long-term durability of adhesive bonds by retaining the strength of the bond over time, enabling the aluminization of automobiles

Brazing (Auto)



Multi-layer solutions for sheet-based heat exchangers with better corrosion protection and longer in-service requirements

Ultra One® and Dura-Bright® Wheels (CT)[1]





Improves fuel efficiency and lowers operating cost: 47% lighter than steel[2] and 10x better corrosion resistance[3]

GRP | TCS

Innovation Supports Commercial Achievements

- ✓ **MicroMill™** breakthrough products **critical** to **winning long-term contracts** with **auto OEMs**
- ✓ **~95% of wheel revenue[4]** driven by **proprietary products; ~45% of revenue[4]** from **products introduced** in past **three years**
- ✓ **~55% of GRP brazing revenue[4]** derived from **collaboration** with the **Arconic Technology Center**
- ✓ **~85% of GRP automotive revenue[4]** derived from **collaboration** with the **Arconic Technology Center**

Source: Arconic

1) *CT is Commercial Transportation.*
2) *Ultra ONE® 22.5" x 8.25".*
3) *Dura-Bright® EVO.*
4) *Based on 2016 revenue.*

ARCONIC

44

❶ We have a Robust Execution System and Proven Record of Reducing Costs…

Overview of gross productivity and net savings

Part of Arconic's DNA

Central to Arconic's high performance culture is a robust operating system called Degrees of Implementation (DI)

- **Engages employees** to participate in **growth**, **productivity** and **asset optimization**
- **Drives execution** of employee identified improvement initiatives from **ideas to cash**
- **Focused** on **process** savings[1], **procurement** savings[2] and **overhead** optimization[3]

Rising Arconic employee engagement and idea generation



7,659
8,059
8,147
10,151
~17,500 people
~19,500 people
~25,000 people
~24,500 people
2013
2014
2015
2016
Ideas
Employees participating

Three Productivity Focus Areas

Alcoa Inc: 2009 – Separation (Nov. 2016)	
❶ Process Savings	$3B
❷ Procurement Savings	$6B
❸ Overhead Reduction	$1B
Total Productivity	**$10B**

~30% Flow to Net Savings

Arconic: 2016	
❶ Process Savings	$355M
❷ Procurement Savings	$284M
❸ Overhead Reduction	$71M
Total Productivity	**$710M**

~45% Flow to Net Savings

Tangible Business Improvements

Productivity in action: TCS Closed Loop Scrap Processing

- Implemented **leading edge scrap reclamation process technology**
- **Reduced melt loss** by **~2%**, **reduced energy** usage by **~25%** and **increased metal yield** by **~6%**
- TCS now produces **~35% of North American billet** needs at **lower cost**, with **annual savings of $38M**

Arconic gross productivity gains consistently >$600M per annum



$602M
$619M
$618M
$710M
Target: $650M
2013
2014
2015
2016
Arconic gross productivity ($M)(4)

Source: Arconic

1) Process savings include low-cost sourcing, footprint optimization, process and equipment-productivity enhancements.
2) Procurement savings include contract renegotiations, supplier consolidation, raw material, MRO, transportation spend optimization.
3) Overhead optimization includes right-sizing, delayering, service optimization and centralization.
4) Excludes the Warrick, IN rolling operations, which were previously part of the Global Rolled Products segment but became part of Alcoa Corp. effective November 1, 2016.

ARCONIC

45

❶ …that we will Build on to Deliver Future Margin Expansion

Planned 2017 net savings impact

Targeting Net Savings of ~2% of Revenue in 2017[1]

Management actions offset unavoidable cost increases (labor, benefits, and material cost inflation)


+4.5% to +5.5%
-2.5% to -3.5%
~2%
-0.5% to -1.5%
0.5% to 1.5%
Gross Productivity
Cost Headwinds
Net Savings(2)
Price/Mix/ Volume
Margin Impact

Arconic's systematic approach to delivering net savings allows management to expand margins despite unavoidable cost headwinds

Source: Arconic
1) Assumes constant LME and FX.
2) ~40% Flow to Net Savings (Gross Productivity less Cost Headwinds).

ARCONIC

46

1 Overhead Expenses Carefully Managed; Further Reduction of ~$45M in 2017

Arconic SG&A benchmark; Arconic corporate overhead reduction target

Arconic Carefully Manages Costs

✓ **Arconic's SG&A[(1)(2)]** is **significantly below** relevant **industry benchmarks[(3)]**

Comparison of SG&A as a % of revenue


12%
10%
6%
S&P 500 Industrial Index (Median)(3)
S&P 500 Aerospace & Defense Index (Median)(3)
Arconic 2016(2)

Focused on Driving Corporate Overhead Expenses Lower

✓ Driven by **reduced spend** in **all corporate functions, reduced HQ footprint,** and **reduced complexity**

Arconic corporate overhead as a % of revenue


1.5%
(24%)
~$45M reduction
$18M of Dis-synergies in Corporate from separation
~1.1%
<1.0%
Targeting low-end of similarly sized industrial companies
Arconic Standalone Run Rate
2017 Target(4)
2019 Target

Source: Arconic, Capital IQ

1) *Stands for Selling, General Administrative, and other expenses.*
2) *SG&A based on Arconic continuing operations and excludes separation costs of $193M.*
3) *Based on latest actual full year report. Excludes Arconic and companies that do not disclose SG&A expense.*
4) *Reflects ~$140M Corporate Overhead included in $300M of Corporate spend on an EBITDA basis. Remaining components are $60M of Corporate R&D, Pension / OPEB of $60M, and other of ~$40M.*

See Appendix for Reconciliations.

ARCONIC

47

❷ Driving Returns Through Operating Performance and Focus on Capital Efficiency

Return on Net Assets (RONA): 2016 Actual, 2017 and 2019 Targets

400-500 Basis Point Improvement in RONA through 2019

RONA impacted by separation

- Arconic retained Alcoa Inc.'s ~$8.8B of debt *(necessary to prudently capitalize Alcoa Corp.)*
- Adjusting for separation impacts, Arconic's 2016 RONA was 9.7%



+400 – 500 bps
9.7%
7.1%
~9%
~11-12%
2016
Excluding Separation Impact(1)
2016
Reported(2)
2017
2019
Targets(3)

Prudently Managing our Capital Base

- **Reducing debt incurred** via the **separation** *($1B debt reduction planned in 1H 2017; further potential reduction using proceeds from Alcoa retained interest monetization)*
- **Exacting capex approval process** with rigorous CEO, CFO and Board review *(Capex capped at ~5% of annual revenue)*
- **Enforcing strict growth investment criteria** *(15% IRR and payback of <5 years)*
- **Reducing Working Capital Days** *(3-7 day reduction targeted in 2017)*

- **RONA is the appropriate metric for Arconic; it aligns management with shareholder value creation**
- **Represents 50% of long-term executive compensation (based on 3-year plan)**

Source: Arconic
1) Excludes impact of higher debt burden related to the separation by reflecting 2016 allocation of interest expense to Alcoa Corp. based on historical methodology.
2) Based on 2016 net loss attributable to Arconic of $0.9B; result is $505M as adjusted for special items and discontinued operations.
3) Potential future benefit from retained interest monetization not included.
See Appendix for Reconciliations.

ARCONIC 48

The Path Forward: Determined to Drive Shareholder Value

Arconic's key value drivers and financial targets

Key Value Drivers

1. **Focus on Distinct and Growing End-Markets**
2. **Innovate to Generate New Revenue Streams**
3. **Partner with Customers to Drive Share Gains**
4. **Build on Success of Delivering Productivity Improvements**
5. **Allocate Capital in a Disciplined, Rigorous Manner**

Arconic Financial Targets

	2016	2017(1)	2019(2)
Revenue	$12.4B	$11.8B - $12.4B(3)	7% - 8% CAGR(4)
Combined Segment EBITDA %	16.6%	~17%	~19%
EBITDA %, excl. separation costs	13.7%	~15%	~17%
RONA %(5)	7.1%	~9%	11% - 12%
Gross Debt	$8.1B	$7.1B	Net Debt / EBITDA(6): 2.0x- 2.5x
Cash	$1.9B	$1.2B	
Free Cash Flow(7)	-$255M(8)	$350M+	~$700M

Creating long-term sustainable value through capital efficiency and innovation and partnering with customers to drive growth and margin expansion

Source: Arconic

1) *2017 assumptions: LME cash $1,650/MT, 1.00 EUR = 1.11 USD, 1.00 GBP = 1.31 USD.*
2) *2019 assumptions: LME cash $1,750/MT, 1.00 EUR = 1.11 USD, 1.00 GBP = 1.31 USD.*
3) *Tennessee Packaging revenue in 2016 = $552M, due to ramp down of this business 2017 = ~$150M.*
4) *Compounded Annual Growth Rate from year end 2017 to year end 2019.*

See Appendix for Reconciliations.

5) *RONA (Return on Net Assets) defined as adjusted net income divided by working capital and net PP&E. Adjusted for special items.*
6) *Excludes any impact from monetization of stake in Alcoa Corp.*
7) *Free Cash Flow is equal to Cash from Operations less capex.*
8) *Free Cash Flow including both Continuing and Discontinued Operations.*

ARCONIC

49

Executive Compensation Structure Aligned to Shareholder Value Creation

Executive Compensation Structure[1] (CEO and NEOs[2])

	Share of Total Compensation	Performance Metrics	Weights
Annual Base + Incentive Compensation[3]	CEO 25% NEOs ~40%	**90%**: EBIT $	45%
		Free Cash Flow	45%
		10%: Non-Financial Metrics	
		▪ Safety	5%
		▪ Diversity	5%
+			
Long-term Incentive Compensation[3]	CEO 75% NEOs ~60%	RONA	50%
		EBITDA Margin	25%
		Revenue Growth	25%

X ***Relative TSR multiplier*** *+/- 10%*

Based on 3-year plan

Source: Arconic
1) Free Cash Flow, EBITDA, EBIT, EBITDA margin and RONA adjusted for one-time items.
2) NEOs is Named Executive Officers.
3) Performance metrics drive 100% of Annual Incentive Compensation and 80% of LTI compensation awarded as performance shares.

ARCONIC
50

Industry Partners Endorse Strategic Direction and Leadership Endorsements from selected valued Arconic partners Tom Enders Chief Executive Officer, Airbus Group “At Airbus, we continually seek to drive increased fuel efficiency across our platforms. For us to succeed, supply chain advancements in metallurgy and advanced manufacturing are fundamental. Under Klaus Kleinfeld's leadership, Arconic has built up significant materials science, precision manufacturing, and additive manufacturing expertise specifically designed for aerospace applications. With that, Arconic has become a key partner to Airbus for new technologies -- both around aluminum and titanium. What I particularly value is Klaus' deep understanding of the critical levers to support OEM goals. As CEO of Airbus, I fully support his continued leadership of Arconic.“ (March 2017) David Joyce Vice Chair, GE President & CEO, GE Aviation “Investments in technology and rate readiness are more important than ever within the supply chains of our growing aviation industry. GE supports Klaus and the Arconic commitment to those priorities and the long-term future of our industry.” (February 2017) William Cohen, Former U.S. Secretary of Defense “For the past decade, I have had the chance to work closely with Klaus Kleinfeld as he has grown his firm’s international partnerships and reestablished its defense business. He has proven himself very adept at building the very senior relationships essential for success in Asia and the Middle East. In the defense market, under his leadership Arconic has emerged as a critical player on aerospace, naval and ground systems, relied upon by OEMs and the government for innovative technologies and products that redefine what is possible in terms of performance and weight and cost reduction. Klaus understands that continuing to invest in R&D to maintain Arconic’s technical leadership is key to growth in the face of stiff competition.” (March 2017) United Steelworkers Workers Uniting(1) UNITE the Union “Arconic operates in advanced manufacturing sectors requiring management to focus sharply on making capital investments, supporting research and development, continually training its work force, and improving workplace safety. The members of our unions demand that these expenditures be made because they understand better than anyone that keeping pace in a global market requires innovation” (February 2017) Source: Arconic Workers Uniting is a 2 million-member global union formed by UNITE the Union and the United Steelworkers (USW). Together, UNITE and the USW represent more than 7,700 Arconic employees in North America and the United Kingdom.

Chapter 4 Elliott Misrepresents and Misunderstands the Arconic Opportunity

Elliott Claim Facts Conclusion Poor Total Shareholder Return Elliott uses inappropriate time periods and peer set to judge historical TSR Current leadership has delivered positive shareholder returns since the financial crisis Alcoa Inc. has outperformed industry benchmarks in recent periods Arconic/Alcoa Corp. has significantly outperformed since separation Shareholder Returns are Substantial and In Excess of Relevant Indices Easy to Narrow Margin Gap to PCC No Structural Differences Precision Castparts Corp. (PCC) and Arconic’s EPS business are structurally very different in scale and business mix, making Elliott’s comparison misleading In most comparable segments, EPS’ margins are in-line or better than PCC’s EPS is narrowing the margin gap Plan Narrows Margin Gap Despite Structural Disadvantages Firth Rixson has not Performed as Expected Firth Rixson has financially underperformed versus plan Acquisition enabled Arconic to become a full aerospace engine component supplier; critical factor for separation Significant improvement in performance is expected as new aerospace programs continue to ramp-up deliveries Firth Acquisition was Critical to Arconic’s Transformation and Separation from Alcoa Corp. GRP’s Cost Structure is Not Competitive All five versions of Elliott’s analysis of GRP’s cost structure are flawed and reveal a limited understanding of GRP’s business Based on industry data, GRP’s costs are in-line or better than the weighted average cost of its 10 largest peers in each relevant segment In most attractive end markets, GRP’s margins are best-in-class GRP’s Cost Structure and Margins are In-Line or Better than Peers Elliott’s Claims Are Not Substantiated by the Facts Arconic’s response to Elliott’s claims Source: Arconic

Elliott Claim Facts Conclusion History of Low Returns on Capital Historical returns were impacted by legacy (pre-2008) capital commitments in the upstream business combined with low commodity price environment Substantial increase in RONA was achieved in the downstream businesses Significant RONA Improvement in Arconic Businesses 2019 Guidance is Flat vs. Old 2016 Guidance Revenue guidance comparison is apples to oranges given significant impact on revenue from divestitures in interim period coupled with FX and metal price impacts During this period, business mix shifted to higher value products driving significant margin improvement and positioning Arconic for strong and profitable growth Substantial revenue growth and continued margin expansion are core elements of 2019 guidance Margin Expansion and Revenue Growth are Core Elements of 2019 Guidance Excessive Executive Turnover Most of Alcoa Inc.’s executive turnover was due to internal promotions, reassignments or retirements Alcoa Inc.’s annual employee turnover rate has been, and remains, lower than most manufacturing companies Healthy Executive Continuity Bad Corporate Governance Board has recently been substantially reconstituted; is independent and focused on shareholder interests Arconic’s Board has taken meaningful governance and oversight actions Board is fully engaged and is committed to continuous review and oversight Highly Engaged and Active Board Driving Strong Corporate Governance Elliott’s Claims Are Not Substantiated by the Facts Arconic’s response to Elliott’s claims Source: Arconic

The Facts: Elliott Previously Attributed Alcoa Inc.’s Performance to Other Factors Elliott’s prior explanations for Alcoa Inc.’s valuation Before Elliott devised its thesis about management performance, it had a myriad of other explanations for Alcoa Inc.’s stock price performance “Poor analyst coverage is hampering recognition of Alcoa [Inc.]’s value and its transformation.” “Alcoa [Inc.] trades with a 90%+ correlation to the price of aluminum” “Alcoa [Inc.] is fundamentally misunderstood and dramatically undervalued.” There is a “stereotype that [Alcoa Inc.] remains a commodity aluminum producer … effectively precluding management from maximizing shareholder value.” “The Street has the wrong analysts covering the new Alcoa [Inc.]” “Until the Alcoa [Inc.] story is clearly articulated to the appropriate investor base, the market will continue to undervalue the company and trade it as a commodity aluminum producer.” “We believe most of the issues can be rectified by more concrete communication and detailed disclosures” Source: Presentations from Elliott to Arconic, November 2015

The Facts: Current Leadership Has Delivered Positive Returns to Shareholders

Alcoa Inc. absolute Total Shareholder Return (TSR)

Elliott's Shareholder Return Measurement Dates are Misleading

Elliott's shareholder return claim...

"Proof of management's poor performance can be found in the steep decline in the value of our Company's shares. Since Dr. Kleinfeld became the CEO of Alcoa [Inc.] in May 2008 and through the Alcoa/Arconic split, the total return to shareholders was negative 69%." – *Elliott Shareholder Letter (Mar 9, 2017)*

...ignores important facts

- **Elliott's relative TSR analysis includes** the **impact** of the **financial crisis** and by **stopping on Oct 31, 2016**, gives no credit for the value management unlocked via the separation
  - Financial crisis drove all of Elliott's quoted -69% TSR
  - Elliott gives no credit for value unlocked by separation

Elliott Ignores the Events of the Financial Crisis

Alcoa Inc. Share Price ($/share)
(Jan 1, 2008 → Mar 18, 2009)



175
150
125
100
75
50
25
0
1/08
4/08
7/08
10/08
1/09
3/09
May 8, 2008
Klaus Kleinfeld became CEO at the height of the commodity super-cycle
Mar 19, 2009
Necessary Alcoa Inc. recapitalization(2)
86% TSR decline in 11 months driven by financial crisis

Management has Delivered Meaningful Shareholder Return Since the Financial Crisis

What happened to a dollar invested into Alcoa Inc. stock following the financial crisis?
(TSR %; Investment Return $)[1]



Appropriate Credit for Successful Separation
$1.00
90% TSR
$1.90
182% TSR
$2.82
Illustrative Investment (March 2009)(2)
Value at Separation (Oct 31, 2016)(3)
Current Package Value (Mar 1, 2017) (3)

Meaningful total shareholder return delivered by management's transformative vision and focused execution since 2009

Source: Arconic, Arconic analysis of Capital IQ data (as of Mar 1, 2017), Elliott Management

1) *Calculated based on closing prices.*
2) *On Mar 19, 2009, Alcoa Inc. priced $906M common equity and $575M convertible debt. Analysis begins from closing on the prior trading day.*
3) *Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return through Oct 31, 2016. From Nov 1, 2016 through Mar 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On Nov 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. received 1 share of Arconic and 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period.*

ARCONIC
56

The Facts: Alcoa Inc.'s TSR Has Outperformed Industry Benchmarks Since 2009

Alcoa Inc. package value absolute Total Shareholder Return (TSR) versus industry benchmarks

✗ Elliott's Relative TSR Assessment is Not Credible

Highlights Elliott's flawed knowledge of the business

- **Alcoa Inc.** had **no good comparable** peers given its **unique** business **mix** and asset **portfolio**
  - Choice of peer set was further **complicated** by the **multi-year transformation** given the substantial evolution of the portfolio in recent years
- Elliott **measures performance back to 2008** using Alcoa Inc.'s 2016 proxy peers. **Most of these companies were not comparable for most of the period 2008 to 2016 due to:**
  - Non-comparable product and business mix
  - Lower debt and pension obligations
  - Different investor universes and listing locations
  - Lower free float and trading liquidity
  - Implicit state support

✓ Alcoa Inc. Shareholder Return has Outperformed since the Financial Crisis

How did Alcoa Inc. TSR perform vs. relevant industry benchmarks since the financial crisis?

(Total Shareholder Return %; Mar 18, 2009 → Mar 1, 2017)(1),(2)


182%
A well-established third-party sector index in which Alcoa Inc. was included serves as a benchmark for evaluating relative performance
28%
55%
Alcoa Inc. Package Value(3)
S&P 500 Metals & Mining Index(4)
S&P Metals & Mining Index(5)

Source: Arconic, Arconic analysis of Capital IQ data (as of Mar 1, 2017), Elliott Management

1) *Calculated based on closing prices.*
2) *On Mar 19, 2009, Alcoa Inc. priced $906M common equity and $575M convertible debt. Analysis begins from closing on the prior trading day.*
3) *Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return through Oct 31, 2016. From Nov 1, 2016 through Mar 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On Nov 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. received 1 share of Arconic and 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period.*
4) *Index comprises those companies included in the S&P 500 that are classified as members of the GICS metals and mining sector. Comprised of 3 constituents as of Mar 1, 2017, not including Arconic Inc. or Alcoa Corp. Alcoa Inc. was included in the index until the separation on Oct 31, 2016. Both Alcoa Corp. and Arconic Inc. were included in the index on Nov 1, 2016, but both were removed on Nov 2, 2016.*
5) *Index comprises stocks in the S&P Total Market Index that are classified in the GICS metals and mining sector. Comprised of 27 constituents as of Mar 1, 2017, including Alcoa Corp. but not including Arconic Inc. Alcoa Inc. was included in the index until Oct 31, 2016. Both Alcoa Corp. and Arconic were included in the index starting on Nov 1, 2016. Arconic was removed on Dec 16, 2016. As of Mar 1, 2017, Alcoa Corp. continued to be a constituent of the index.*

ARCONIC
57

The Facts: TSR Has Outperformed Industry Benchmarks in Recent Periods

Recent Total Shareholder Return (TSR)

Arconic Total Shareholder Return

Since Separation from Alcoa Corp.
Nov 1, 2016 → Mar 1, 2017[1]



57%
18%
19%
ARCONIC
S&P 500 Industrials Index(2)
S&P 500 A&D Index(3)

Alcoa Inc. Package Value vs. Industry Benchmarks

Alcoa Inc. package value absolute TSR versus industry benchmarks
(As of Mar 1, 2017)[1]



Last 5 Years
Last 3 Years
Last 1 Year
Alcoa Inc. Package Value(4)
46%
24%
56%
S&P 500 Metals & Mining Index(5)
(30)%
(10)%
45%
S&P Metals & Mining Index(6)
(32)%
(17)%
99%

Source: Arconic, Arconic analysis of Capital IQ data (as of Mar 1, 2017) 1) Calculated based on closing prices. 2) Index comprises those companies included in the S&P 500 that are classified as members of the GICS industrials sector. Comprised of 68 constituents as of Mar 1, 2017, including Arconic Inc. 3) Index comprises those companies included in the S&P 500 that are classified as members of the GICS aerospace and defense sector. Comprised of 11 constituents as of Mar 1, 2017, including Arconic Inc. 4) Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return through Oct 31, 2016. From Nov 1, 2016 through Mar 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On Nov 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. received 1 share of Arconic and 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period. 5) Index comprises those companies included in the S&P 500 that are classified as members of the GICS metals and mining sector. Comprised of 3 constituents as of Mar 1, 2017, not including Arconic Inc. or Alcoa Corp. Alcoa Inc. was included in the index until the separation on Oct 31, 2016. Both Alcoa Corp. and Arconic Inc. were included in the index on Nov 1, 2016, but both were removed on Nov 2, 2016. 6) Index comprises stocks in the S&P Total Market Index that are classified in the GICS metals and mining sector. Comprised of 27 constituents as of Mar 1, 2017, including Alcoa Corp. but not including Arconic Inc. Alcoa Inc. was included in the index until Oct 31, 2016. Both Alcoa Corp. and Arconic were included in the index starting on Nov 1, 2016. Arconic was removed on Dec 16, 2016. As of Mar 1, 2017, Alcoa Corp. continued to be a constituent of the index.

ARCONIC
58

The Facts: Key Differences Explain the Margin Gap Between PCC and Arconic EPS

PCC versus Arconic EPS comparison

	PCC	Arconic EPS Strategy
Scale Differences	▪ **Greater scale** enables bundling of content to expand margins	▪ Investments have positioned **EPS to capture greater content** on select platforms
Vertical Integration	▪ Greater vertical integration drives **lower raw material costs**	▪ Recent investments (e.g. RTI) **will improve raw material costs**
Mix Differences	▪ **~40% of PCC's business is** structurally **comparable** with EPS ▪ Participates in **above-average margin segments** (e.g. large diameter structural castings) ▪ Does not participate in certain lower margin segments (e.g. aluminum extrusions)	▪ **~75% of Arconic's EPS business is** structurally **comparable** with only 40% of PCC ▪ **Investments in key technologies** and expansion of key facilities (e.g. La Porte) to compete in additional high margin segments
Capacity Utilization	▪ Generally **good capacity utilization**	▪ Made significant capital investments (including isothermal forging and structural castings facilities), which are **still under-utilized** but ramping up in volume based upon awarded work

Attacking the gap: Technology investments, increased capacity utilization, strategic acquisitions and organic expansions



Relative Revenue Contribution
($B) 2015A(1)
Legend
Forgings
Fasteners
Castings
Titanium(2)
Other
Comparable portion between EPS and PCC
$9.5B
$5.3B
~40%
~75%
PCC
EPS

Source: Arconic, Company filings
Note: Structural differences are defined as businesses in which EPS just entered and therefore has substantial differences in scale/volume (~5-10x) or where PCC does not compete.
1) Last 12 months revenue as of calendar year-end 2015, for both Arconic and PCC
2) Arconic's Titanium business has overlap with PCC's.

ARCONIC

59

The Facts: Arconic EPS is Working to Narrow the Margin Gap Source: Arconic Reflects Arconic’s attempt to reconcile Elliott analysis to public filings; result was an increase of 50bps to Elliot’s baseline representation of margin differential between PCC and EPS. Key Initiatives at Arconic to Expand EPS Margins Productivity improvements from new technologies and acquisitions Increased capacity utilization through volume expansion Firth Rixson growth with engine ramp-ups Firth Rixson UK restructure RTI integration and expansion TiAl expansion La Porte expansion Isothermal qualification Expanding airfoil coatings capabilities Bridging PCC’s margins to Arconic EPS’ (1)

The Facts: Elliott's Varied Attempts at GRP Cost Analysis Suggest Limited Fundamental Knowledge


1
2
Massive Room to Improve

3
Massive Room to Improve

4
Massive Room to Improve

5
Massive Room to Improve

Version of Elliott slide titled "GRP: Massive Room to Improve"	Posted on 01/31	Posted on 02/01	Posted on 02/03 AM	Posted on 02/03 PM
Production Cost Opportunity Description	Industry Average Cost	Best-In-Class Production Cost	Indexed Best Demonstrated Practice (BDP) Production Cost ($/ton)	Not comparable to prior version Spectrum of "Industry Average" to "BDP Across the Board"
Highlighted Opportunity Size	~$750 million of EBITDA ~$13.50 / share	~$750 million of EBITDA ~$13.50 / share	~$750 million of EBITDA ~$13.50 / share	~$245 million of EBITDA(1) ~$4.40 / share
Excerpt of Elliott Footnote (on Elliott Pres. p. 21)	"… difference between Arconic production cost and average production cost…"	"… difference between Arconic production cost and best-in-class production cost (lowest cost line item across top 10 producers)…"	"… The cost-level established by "Best Demonstrated Practice" may not be fully achievable. The components of rolling costs are interactive, i.e. one component might be low or high directly as a result of another being high or low."	Four new footnotes, none of which appeared in the prior versions in that form Refer to Elliott presentation, slide 21
Source	"CRU cost data"	"CRU cost data"	"Elliott analysis derived from CRU cost data"	"Elliott analysis derived from industry data"

Elliott had to revise one of its key analyses 4 times within less than a week to correct serious errors which drastically exaggerated the purported cost takeout opportunity

ARCONIC

Source: Elliott website, Jan 31, 2017 to Feb 4, 2016
1) Total range of ~$150-750 million.

61

The Facts: CRU Data Suggests Little to No Cost Opportunity

CRU benchmarking data: Arconic GRP vs. top 10

	2015 Total Cost ($/ton) as per CRU Cost Data			Theoretical CRU Cost Saving[3] ($M)		Arconic Commentary
	Top 10 wAvg[1]	Arconic wAvg[2]	Δ			
Auto Body[4]	3,294	3,255	(1.2)%	($5M)		
Brazing Sheet	3,048	2,880	(5.5)%	($19M)		
Heat Treated	3,430	3,356	(2.2)%	($4M)		
Plate	3,740	3,858	3.2 %	$19M	✘	Not relevant; Arconic is focused on differentiated, higher margin, premium products
Can Body Stock	2,562	2,630	2.7 %	$39M	✘	Not relevant; Arconic is exiting this segment in North America by 2018

GRP's cost structure is already in-line or better than the weighted average cost structure of the 10 largest producers in relevant segments

Management has a strategy in place to further improve the cost and margin structure; is expected to add ~200bps or ~$100M[5] adjusted EBITDA by 2019

Source: Arconic, CRU Aluminum Rolling Cost Model

1) *CRU Aluminum Rolling Cost Model weighted average of top 10 producers by volume (excludes Arconic).*
2) *Weighted average cost across all Arconic GRP mills in each CRU category, respectively.*
3) *Arconic's Interpretation of CRU Cost Data. Opportunity size excludes improvement potential in "Auto Structural" and "Other" given theoretical opportunity size is negative and/or not applicable.*
4) *As defined by CRU (excl. Auto Structural).*
5) *Based on Arconic GRP 2016 revenue of $4.9B.*

ARCONIC

62

The Facts: Alcoa Inc. Massively Reduced Capital Spending and Increased Returns

Capex allocation and return on net assests (RONA) for upstream and downstream businesses

	Capital Allocation Over Time	Historic Capex(1)	Historic RONA Evolution

Upstream

- Increase in upstream growth capex during commodity super-cycle (pre-2008)
- Dramatic decline of commodity prices in 2008; depressed price environment since then
- ~80% of upstream growth capital in 2009 - 2015 was spent on completing three legacy projects (Juruti Mine, Sao Luis Refinery, and Estreito Hydro Power)



$10.1B
(53)%
$4.7B
2002 - 2008
2009 - 2015



(4.7)%
1.1%
2.5%
(2.5)%
(2.1)%
3.1%
2.2%
N/A
2009
2010
2011
2012
2013
2014
2015
2016
Alcoa Inc.

Legacy assets negatively impacted Upstream RONA

Downstream

- Post-2009, focus shifted to organic growth in downstream automotive and aerospace businesses
- Target rate of return of 15%
- Return on top five recent organic projects is ~21%, including ~$600M in GRP investments from 2012 through 2015
- RONA expected to be positively impacted by ramp up in recent acquisitions



(2)%
$3.4B
$3.3B
2002 - 2008
2009 - 2015
Sustaining
Return Seeking



1.5%
7.0%
7.9%
11.9%
11.9%
13.9%(2)
11.6%
9.2%(3)
7.7%
9.7%(4)
7.1%
2009
2010
2011
2012
2013
2014
2015
2016
Alcoa Inc.
Arconic

Source: Arconic

Note: RONA is adjusted net income divided by net PP&E plus net working capital. Internal allocation methodology used to determine 2009-2015 Upstream RONA and Downstream RONA because Alcoa Inc. was one company and historical standalone Upstream and Downstream results are not available for 2009-2014. 2016 Downstream RONA based on Arconic Inc. results.

1) Upstream excludes Warrick and Downstream includes Warrick; both Upstream and Downstream exclude corporate capex. 2) Excludes impact of Firth Rixson acquisition due to partial year ownership. 3) Excludes impact of RTI acquisition due to partial year ownership. 4) Excludes impact on Downstream of 2016 separation-related higher debt burden by allocating interest expense to Alcoa Corp. based on internal allocation methodology. See Appendix for Reconciliations.

ARCONIC

63

() () () () The Facts: 2019 Margin and Revenue Targets are Higher than 2016 Source: Arconic Metal price consisting of LME and Midwest premium; 2016 initial view of $2,187 taken as targets were being set; 2016 actual was $1,773. Includes differences in market growth rates projected in 2013 versus the actual market growth rates. Based on 2017 revenue guidance of $11.8-12.4B and 2017 to 2019 target CAGRs of 7-8% See Appendix for Reconciliations.. Revenue bridge ($B), EBITDA Margin (%) and Arconic 2019 targets Divestitures and closure of rolling mills Divestiture of TCS’ automotive structure and wheels business Net market and industry effects(2): Wide vs. narrow-body shift in aerospace Destocking trend continuing longer than expected Sharper than expected decline of NA heavy duty truck market Initial guidance assumed: USD/EUR exchange rate of 1.35 vs. 1.11 actual 2016 metal price(1) of $2,187 versus actual of $1,773 Revenue ($B) Arconic’s transformation sees a continuing change in revenue mix towards more attractive end markets with higher margin products Combined Segment Adjusted EBITDA Margin (%) $13.5 - $14.5B(3) Aerospace revenue 29% lower than acquisition business case Non-aerospace revenue 75% lower than acquisition business case

The Facts: Arconic Has a Healthy Senior Executive Continuity and Turnover C-Suite turnover history at Alcoa Inc. and Arconic TCS not a standalone segment until 2015 Of the 28 executives identified by Elliott, 19 are still with Arconic or Alcoa Corp. or have retired Elliott’s attempt to show unusual turnover among executives is misleading Finance professionals were intentionally rotated through the IR role so they could gain first-hand knowledge of our shareholders Arconic’s turnover rates are generally in line with peers Retired Still working at Arconic Working at Alcoa Corp. Annual Employee Turnover Rate Source: Arconic, Elliott presentation

The Facts: Arconic's Board Values Strong Corporate Governance

Focus and values of our Board

Key Board and Governance Information

12 of 13	Number of Independent Directors
63	Average Age of Directors
19	Full Board Meetings Held in 2015 and 2016
< 4	Average Tenure of Independent Directors (in years)
67%	Independent Directors Added in the Last Three Years
93%	Average Board Attendance in 2016
✓	Ongoing Efforts to Declassify Board Structure(1)
✓	Adopted Proxy Access Bylaw
✓	Majority Voting for Directors
✓	Ongoing Efforts to Eliminate Supermajority Voting Requirements(2)
✓	Lead Independent Director
✓	Regular Executive Sessions of Independent Directors
✓	Director Stock Ownership Guidelines

Proven Independent Leadership



Patricia F. Russo
Lead Independent Director

Director on the Boards of:
- ***General Motors***
- ***Hewlett Packard Enterprise***
- ***KKR Management***
- ***Merck & Co***

- ✓ Proven track record as executive and Board member
- ✓ Has led companies through severe economic downturns
- ✓ Experience leading complex, global organizations
- ✓ Extensive knowledge of governance practices and principles

Governance Background and Actions

- Arconic is a Pennsylvania corporation and is saddled with legacy governance requirements
- Board has attempted to modernize governance, but has not been able to garner sufficient shareholder support
- Board ensured Alcoa Corp. was spun with state-of-the-art governance
- Board committed to submitting a proposal to reincorporate in Delaware if this year's governance proposals do not pass, which will enable a new charter with state-of-the-art governance, including annual election of directors

ARCONIC

Source: Arconic
1) *The Company is seeking shareholder approval at the 2017 annual meeting to declassify its Board of Directors.*
2) *The Company is seeking shareholder approval at the 2017 annual meeting to eliminate supermajority voting requirements.*

66

The Facts: Arconic Executive Compensation is Tied to Performance

Executive compensation practices & policies

Construction of 2016 Target CEO Pay


100%
89% Performance -Based
58%
73% Equity-Based
15%
16%
11%
CEO
Performance Restricted Share Units
Stock Options
Annual Cash Incentive Compensation
Salary

Compensation Approved by Shareholders and Third Parties

	Say on Pay Results[1]	ISS	Glass Lewis
2014	**92.6%**	✓	✓
2015	**92.5%**	✓	✓
2016	**89.3%**	✓	✓

Principles for Setting Executive Compensation

- Policy is to **set the CEO's target compensation at the median level of the compensation peer group** disclosed in our proxy and to have that target **benchmarked every year by an outside pay advisory firm**
- The Compensation Committee **awards CEO's compensation based on assessment of performance**. To maintain close alignment with shareholders, Kleinfeld's **compensation is ~90% performance-based and ~75% equity-based**
- The **alignment of compensation and performance** has been **closely overseen by the Board** and its Compensation Committee
- **Alcoa Inc. received a positive Say-on-Pay recommendation from ISS for every year from 2011 to 2016 and Glass Lewis from 2013 to 2016**

ARCONIC

Source: Arconic, Institutional Shareholder Services
1) Calculated as votes cast in favor of say on pay as a percentage of total votes cast "for" and "against."

67

The Facts: Election of Elliott's Nominees Would Remove Critical Skills from the Board

Nominees' skills and experience

Arconic's Nominees

Name	Unique Contribution	Would Board Lose Critical Skills?
 A. Alving	▪ Multi-sector technology leader ▪ Cyber-security	YES
 D. Hess	▪ Strong relationships with key customers ▪ Former executive at world-class aeronautics manufacturer	YES
 K. Kleinfeld	▪ Operating experience with Arconic's assets ▪ Strategic vision for long-term value creation ▪ Strong customer relationships	YES
 R. Tata	▪ Global auto and metals manufacturing ▪ Emerging markets operating experience	YES
 U. Schmidt	▪ Former Board member at PCC ▪ Strong corporate finance experience	Elliott not contesting

Elliott's Nominees

Name	Purported Skills & Experience	Adds New Board Skills?	Skills Already Represented on Board?
 C. Ayers	▪ Specialty materials ▪ Former executive at PCC (competitor)	NO	Gupta, Kleinfeld, Reif, Schmidt
 B. Kessler	▪ Aerospace & engineering ▪ Operating experience	NO	Alving, Collins, Gupta, Hess, Kleinfeld, O'Neal, Russo, Schmidt
 P. Merrin	▪ International business ▪ Commodities / metals & mining	NO	Collins, Gupta, Hess, Kleinfeld, O'Neal, Plant, Reif, Russo, Richardson, Schmidt, Tata,
 E. Doty	▪ Aerospace & defense ▪ Private equity background	NO	Alving, Collins, Gupta, Hess, Richardson, Schmidt

Skill and experience of Elliott nominees are already very well-represented on the Board

ARCONIC

Source: Arconic, Elliott

68

The Facts: Arconic’s Stated Strategy is the Best Path to Creating Shareholder Value Key differences between the Board Strategy and Elliott’s “Plan” Arconic’s Stated Strategy Elliott’s Proposed “Plan” Focus on long-term profitable growth in attractive markets Deliver value to customers through unique technology and material science; making customers win Continuous investment in innovation for new products and better processes Disciplined focus on cost efficiencies in the businesses as well as in corporate Increased capital efficiency with a focus on short- and long-term returns Maintain a high performance team Elliott has not presented an operational plan Focus on margin parity with perceived peers suggests near-term plan of cutting R&D and price gouging customers No other detail provided to Arconic shareholders Maximize shareholder value for many years to come Increase customer intimacy, higher market share, price for value, margin expansion and profitable growth Increase lead vs. competition Cost competitive offerings Lower capital needs and balanced returns Highly motivated employees and talent attraction Potential short term profit increase at expense of significant earnings potential over medium- and long-term Drive to near-term margin parity with companies that are not, in fact, peers, would necessitate sub-optimal actions R&D cuts would risk losing the innovation edge that is critical to future profitable growth Price gouging would alienate customers and lead them to find alternative suppliers for their next-generation products Implications Strategy and Approach Elliott’s “plan” will damage the Company Arconic’s plan pulls key levers to deliver continued success Source: Arconic

The Facts: Elliott Changed Its Views, Published Flawed Analyses and Hid Key Facts Elliott has not been accurate or transparent with shareholders Elliott Has Changed its Views Elliott’s Analysis is Flawed Elliott Has Not Been Forthcoming Elliott previously praised management and the Board for value creation and focus on shareholder interest Since then, shareholders have seen 66% appreciation in value of their holdings Elliott previously stated that Alcoa valuation suffered because of myriad issues Wrong analyst coverage Wrong shareholder base Correlation to LME prices Poor communication Only recently has Elliott claimed that management is the problem Elliott’s analysis of potential cost opportunities is flawed Its GRP analysis has had four material revisions and still is incorrect EPS is not comparable to PCC in scale and mix; Elliott’s key assumption is wrong Elliott disingenuously measures TSR Insists on beginning with the financial crisis, which occurred just months after new CEO took office Has refused to give credit for value created by spin, which was the most important strategic act of CEO and Board Uses inappropriate peer group to measure 8 years of performance In calculating performance against original 2016 goals, Elliott ignores divestitures and unexpected market and FX moves which are outside of the company's control Elliott’s disclosure has been slow, as it failed to initially disclose: Its four different attempts to correct its flawed analysis of the GRP cost structure That Elliott’s choice for the CEO position is legally precluded from taking the job by a binding non-compete That Elliott is paying its suggested CEO replacement candidate millions under its indemnity agreement Elliott’s actions Source: Arconic, Elliott

Chapter 5 Conclusion

Category The Board Elliott Duty Has fiduciary obligations to all shareholders Has no fiduciary obligation to Arconic shareholders Analysis Has studied Arconic’s business and opportunities with outside independent advisors and the benefit of non-public information Has repeatedly made analytical mistakes and modified its explanation for perceived valuation gaps and potential solutions Change Methodology Has been deliberate and thoughtful agent of change Drove transformation of businesses Supported separation after careful study Reconstituted board Continuing efforts to modernize legacy governance structure Seeks abrupt changes despite recent spin and Board enhancement If successful, would have selected seven new directors on Board of 13 Then wants to replace CEO, further upending the organization Unfairly criticizes Arconic for governance structure that requires 80% shareholder approval to change CEO Supports an effective CEO who has demonstrated strong skills in improving businesses through both his strategic vision and his operational leadership Advocates for a new CEO that appears to be unable to take the job because of a non-compete agreement with his prior employer Proposed CEO candidate has reportedly had a difficult relationship with valued Arconic customers Executive Compensation Compensation committee has tied nearly 90% of CEO compensation to performance Indemnifying its CEO candidate with expected payments up to $25 million due to breach of non-compete Transparency Has been transparent about findings and self reflective Added directors in recognition of need for additional expertise in certain areas Tried to hide the mistakes it made by not promptly filing errant versions of its presentation with the SEC Objectivity Has evaluated the past objectively, with an appreciation for the difficult market conditions Fully dedicated to holding management accountable for its decision making and execution Has been disingenuous and misleading in its evaluation of the past TSR analysis includes the impact of the financial crisis and ignores the value created by the spin Margin analysis wrongly claims PCC is a fair comparison for EPS, denying structural differences between the two Tortured analysis of industry data on costs was used to manipulate the GRP cost analysis Shareholders Should Support the Board and its Plan to Create Value Reasons for Arconic shareholders to rely on the Board and doubt Elliott’s judgment Source: Arconic

The Choice is Clear – The Right Board, Leadership and Strategy are in Place Arconic is a new company, with a new Board: majority of directors joined in the last 15 months Management has a track record of successfully executing on a transformative vision and consistently improving business performance amid a complex market environment The Board has undertaken an extensive review of the strategic plan and leadership and strongly believes that Arconic’s strategy and team will drive substantial value for shareholders The Board has engaged extensively with Elliott, including adding three directors nominated by Elliott in February 2016 Elliott misunderstands Arconic’s business and its suggestions would damage the Company; election of its nominees would remove critical skill sets from our Board Vote for Arconic’s nominees on the WHITE card

The Board of Directors Recommends that You Vote on the WHITE Proxy Card as Follows: Item 1 Election of Five Director Nominees to Serve for a Three Year Term Expiring in 2020 (or until the 2018 annual meeting, if Item 8 is approved, as described in the proxy statement) ü FOR Each nominee recommended by our Board Item 2 Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2017 ü FOR Item 3 Advisory Vote to Approve Executive Compensation ü FOR Item 4 Advisory Vote on Frequency of Advisory Vote on Executive Compensation ü FOR Item 5 Amendment of the Articles of Incorporation to eliminate the Supermajority Voting Requirement in the Articles of Incorporation regarding Amending Article SEVENTH (Fair Price Protection) ü FOR Item 6 Amendment of the Articles of Incorporation to eliminate the Supermajority Voting Requirement in the Articles of Incorporation regarding Amending Article EIGHTH (Director Elections) ü FOR Item 7 Amendment of the Articles of Incorporation to eliminate the Supermajority Voting Requirement in the Articles of Incorporation relating to the Removal of Directors ü FOR Item 8 Amendment of the Articles of Incorporation to Eliminate the Classified Board of Directors ü FOR Item 9 Shareholder Proposal ü FOR Unanimous Board Recommendation Note: Please refer to the 2017 Arconic Proxy Statement (Schedule 14A) for more detail. Additional voting matters and Board recommendations

Appendix Reconciliations

S101 Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Adjusted EBITDA and Adjusted EBITDA excluding separation costs are non-GAAP financial measures. Management believes that these measures are meaningful to investors because Adjusted EBITDA and Adjusted EBITDA excluding separation costs provide additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations in this reconciliation. ($ in millions) Year ended December 31, 2015 December 31, 2016       Net loss attributable to Arconic $(322) $(941)       Discontinued operations(1) 165 (121)       Loss from continuing operations after income taxes and noncontrolling interests (157) (1,062)       Add:     Net income attributable to noncontrolling interests 1 – Provision for income taxes 339 1,476 Other (income) expenses, net (28) (94) Interest expense 473 499 Restructuring and other charges 214 155 Impairment of goodwill 25 – Provision for depreciation and amortization 508 535       Adjusted EBITDA 1,375 1,509       Separation costs 24 193       Adjusted EBITDA excluding separation costs $1,399 $1,702       Sales $12,413 $12,394 Adjusted EBITDA Margin excluding separation costs 11.3% 13.7% Reconciliation of Arconic(1) Adjusted EBITDA and Adjusted EBITDA Excluding Separation Costs

Reconciliation of Arconic[1] Combined Segment Adjusted EBITDA

($ in millions)	2015	2016
Net loss attributable to Arconic	$(322)	$(941)
Discontinued operations[1]	165	(121)
Unallocated Amounts (net of tax):		
Impact of LIFO	(66)	11
Metal price lag	115	(21)
Interest expense	307	324
Noncontrolling interests	1	-
Corporate expense	252	306
Impairment of goodwill	25	-
Restructuring and other charges	192	114
Other[2]	317	1,415
Combined segment After-tax operating income (ATOI)	$986	$1,087
Add combined segment:		
Depreciation and amortization	479	504
Income taxes	430	472
Other	(2)	-
Combined segment Adjusted EBITDA	$1,893	$2,063

Arconic's definition of Combined Segment Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line includes gains/losses on asset sales and other non-operating items. Combined Segment Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Combined Segment Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Combined Segment Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1) On November 1, 2016, the former Alcoa Inc. completed its separation into two standalone, publicly-traded companies. Arconic includes the following former Alcoa Inc. segments: Engineered Products and Solutions, Transportation and Construction Solutions, and Global Rolled Products, except for the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia which both became part of Alcoa Corporation. The Global Rolled Products segment information has been updated to exclude the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia.

(2) Other, for the year ended December 31, 2016, includes a charge for tax valuation allowances related to the November 1, 2016 separation ($1,267) and a net charge for the remeasurement of certain deferred tax assets due to tax rate and tax law changes ($51).

ARCONIC

77

Reconciliation of Arconic[1] Combined Segment Adjusted EBITDA (continued)

($ in millions)	2008	2013	2015	2016
Combined segment After-tax operating income (ATOI)	$532	$977	$986	$1,087
Add:				
Depreciation and amortization	361	368	479	504
Income taxes	275	448	430	472
Other	6	(2)	(2)	–
Adjusted EBITDA	$1,174	$1,791	$1,893	$2,063
Add: Wire harness and electrical distribution adjusted EBITDA	(115)			
Adjusted EBITDA including wire harness and electrical distribution	$1,059[2]			
Third-party sales	$14,144	$12,071	$12,477	$12,394
Add: Wire harness and electrical distribution third party sales	$1,206			
Third Party Sales including wire harness and electrical distribution	$15,350[2]			
Adjusted EBITDA Margin	6.9%[2]	14.8%	15.2%	16.6%

Arconic's definition of Combined Segment Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line includes gains/losses on asset sales and other non-operating items. Combined Segment Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Combined Segment Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

For 2008 and 2013, a reconciliation of Combined Segment Adjusted EBITDA to Combined Segments ATOI, which was the segment profit measure at the time, has been provided. A reconciliation of Combined Segment Adjusted EBITDA to Net (loss) income attributable to Arconic is not available without significant unreasonable efforts.

(1) On November 1, 2016, the former Alcoa Inc. completed its separation into two standalone, publicly-traded companies. Arconic includes the following former Alcoa Inc. segments: Engineered Products and Solutions, Transportation and Construction Solutions, and Global Rolled Products, except for the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia which both became part of Alcoa Corporation. The Global Rolled Products segment information has been updated to exclude the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia.

(2) Includes the wire harness and electrical distribution business which was sold in 2009 and reflected in discontinued operations in the 2008 historical presentation.

ARCONIC

78

S101 Arconic’s definition of Alcoa Inc. Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Alcoa Inc. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Alcoa Inc. Adjusted EBITDA provides additional information with respect to the Company’s historical operating performance and its ability to meet its financial obligations. The Alcoa Inc. Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. ($ in millions) 2008 2009 Net loss attributable to the former Alcoa, Inc. $(74) $(1,151) Add: Net income attributable to noncontrolling interests 221 61 Loss from discontinued operations 303 166 Provision (benefit) for income taxes 342 (574) Other income, net (59) (161) Interest expense 407 470 Restructuring and other charges 939 237 Provision for depreciation, depletion, and amortization 1,234 1,311 Adjusted EBITDA $3,313 $359 On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. For historical comparison purposes, 2008 and 2009 results of operations do not reflect Alcoa Corporation results in discontinued operations. A reconciliation of adjusted EBITDA to Net loss attributable to Arconic is not available without significant unreasonable efforts. Reconciliation of Alcoa Inc.(1) 2008 and 2009 Adjusted EBITDA

Reconciliation of Engineered Products and Solutions Adjusted EBITDA

($ in millions)	2008	2009	2010	2011	2012	2013	2014	2015	2016
After-tax operating income (ATOI)	$465	$321	$355	$436	$484	$569	$579	$595	$642
Add:									
Depreciation and amortization	118	118	114	120	122	124	137	233	255
Income taxes	225	159	182	224	248	286	298	282	298
Other	2	2	–	–	–	–	–	–	–
Adjusted EBITDA	$810	$600	$651	$780	$854	$979	$1,014	$1,110	$1,195
Add: Wire harness and electrical distribution adjusted EBITDA	(115)								
Adjusted EBITDA including wire harness and electrical distribution	$695[(1)]								
Third-party sales	$4,215	$3,355	$3,225	$3,716	$3,863	$4,054	$4,217	$5,342	$5,728
Add: Wire harness and electrical distribution third party sales	1,206								
Third Party Sales including wire harness and electrical distribution	$5,421[(1)]								
Adjusted EBITDA Margin	12.8%[(1)(2)]	17.9%	20.2%	21.0%	22.1%	24.1%	24.0%	20.8%	20.9%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1) Includes the wire harness and electrical distribution business which was sold in 2009 and reflected in discontinued operations in the 2008 historical presentation.

(2) 2008 Adjusted EBITDA margin was 19.2% excluding the wire harness and electrical distribution business (Adjusted EBITDA of $810 divided by Third-party sales of $4,215).

ARCONIC

80

Reconciliation of Global Rolled Products[(1)] Adjusted EBITDA

($ in millions, except per metric ton amounts)	2008	2009	2010	2011	2012	2013	2014	2015	2016
After-tax operating income (ATOI)	$(15)	$(108)	$192	$222	$302	$241	$224	$225	$269
Add:									
Depreciation and amortization	190	201	212	212	205	202	211	203	201
Income taxes	50	21	80	83	137	95	67	85	107
Other	4	(2)	2	1	(3)	–	(1)	(1)	–
Adjusted EBITDA	$229	$112	$486	$518	$641	$538	$501	$512	$577
Total shipments (thousand metric tons) (kmt)	2,029	1,584	1,481	1,606	1,675	1,715	1,788	1,570	1,587[(2)]
Adjusted EBITDA / Total shipments ($ per metric ton)	$113	$71	$328	$322	$383	$314	$280	$326	$364
Third party sales	$7,659	$4,978	$5,404	$6,602	$6,335	$6,065	$6,344	$5,253	$4,864
Adjusted EBITDA Margin	3.0%	2.2%	9.0%	7.8%	10.1%	8.9%	7.9%	9.7%	11.9%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1) Excludes the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia, both of which were previously part of the Global Rolled Products segment but became part of Alcoa Corporation effective November 1, 2016.

(2) Includes 54 thousand metric tons (kmt) for the Tennessee packaging business in 2016. This amount represents the volume at Arconic's Tennessee operations associated with the toll processing and services agreement that Arconic and Alcoa Corporation entered into in connection with the separation of the companies. Pursuant to this agreement, this amount is not reported in Arconic's shipments but has been included in the calculation for adjusted EBITDA / Total shipments for historical comparative purposes.

ARCONIC

81

Reconciliation of Transportation and Construction Solutions Adjusted EBITDA

($ in millions)	2008	2009	2010	2011	2012	2013	2014	2015	2016
After-tax operating income (ATOI)	$82	$5	$73	$109	$126	$167	$180	$166	$176
Add:									
Depreciation and amortization	53	65	48	45	42	42	42	43	48
Equity loss (income)	–	(2)	(2)	(1)	–	–	–	–	–
Income taxes	–	(21)	18	38	49	67	69	63	67
Other	–	–	–	(1)	(9)	(2)	–	(1)	–
Adjusted EBITDA	$135	$47	$137	$190	$208	$274	$291	$271	$291
Third-party sales	$2,270	$1,537	$1,656	$1,936	$1,914	$1,951	$2,021	$1,882	$1,802
Adjusted EBITDA Margin	5.9%	3.1%	8.3%	9.8%	10.9%	14.0%	14.4%	14.4%	16.1%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

ARCONIC

82

S101 ($ in millions) 2016(1) Sales $12,394 SG&A expenses 942 SG&A expenses % of sales 7.6% Separation costs 193 SG&A expenses excluding separation costs 749 SG&A expenses excluding separation costs % of sales 6.0% Adjusted Selling, general administrative, and other expenses (SG&A) excluding separation costs is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because SG&A excluding separation costs is more reflective of historical SG&A cost performance. On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations in this reconciliation. Reconciliation of Selling, general administrative, and other expenses (SG&A) Excluding Separation Costs

Reconciliation of Free Cash Flow[1]

($ in millions)	Year ended December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016
Cash from operations	$1,234	$1,365	$2,261	$2,193	$1,497	$1,578	$1,674	$1,582	$870
Capital expenditures	(3,438)	(1,622)	(1,015)	(1,287)	(1,261)	(1,193)	(1,219)	(1,180)	(1,125)
Free cash flow	($2,204)	($257)	$1,246	$906	$236	$385	$455	$402	$(255)

Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Arconic's asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[1] On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Cash from operations and capital expenditures for Alcoa Corporation have not been segregated and are included in this table for all periods prior to November 1, 2016.

ARCONIC

84

S101 ($ in millions) December 31, 2015 2016 Short-term borrowings $38 $36 Commercial paper – – Long-term debt due within one year 3 4 Long-term debt, less amount due within one year 8,786 8,044 Total debt 8,827 8,084 Less: Cash and cash equivalents 1,362 1,863 Net debt $7,465 $6,221 Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Arconic’s leverage position after factoring in available cash that could be used to repay outstanding debt. (1)On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the financial position of Alcoa Corporation has been reflected as discontinued operations in this reconciliation. (2)In the first quarter of 2016, Arconic adopted changes issued by the Financial Accounting Standards Board to the presentation of debt issuance costs, which require such costs to be classified as a direct deduction from the carrying value of the related debt liability on an entity’s balance sheet. As such, all debt issuance costs were classified as a contra liability in the Long-term debt, less amount due within one year line item in the 2016 period presented in the table above. These changes were required to be applied on a retrospective basis; therefore, all periods prior to 2016 presented in the table above were updated to conform to the 2016 presentation. As a result, $51 of debt issuance costs were reflected as deductions in the Long-term debt, less amount due within one year line item for 2015. Reconciliation of Net Debt(1)(2)

Reconciliation of Return on Net Assets (RONA)[1]

($ in millions)	Alcoa Inc. – Allocated using Internal Methodology							Arconic
	2009	2010	2011	2012	2013	2014	2015	2016
Net (loss) income attributable to Arconic	($1,151)	$254	$611	$191	($2,285)	$268	($322)	($941)
Add: Loss (income) from discontinued operations	166	8	3	–	–	–	–	(121)
Restructuring and other charges	152	130	181	106	585	703	836	155
Discrete tax items[2]	(110)	40	2	(22)	360	33	186	1,290
Other special items[3]	258	127	15	(13)	1,697	112	87	122
Net (loss) income attributable to Arconic – as adjusted	($685)	$559	$812	$262	$357	$1,116	$787	$505
Net (loss) income allocated to Upstream[4]	(768)	184	385	(381)	(281)	353	204	N/A
Net income allocated to Downstream[4]	83	375	427	643	638	763	583	505
Receivables from customers, less allowances	$1,547	$1,591	$1,571	$1,399	$1,221	$1,395	$1,340	$974
Add: Deferred purchase price receivable[5]	–	–	–	18	248	356	249	83
Receivables from customers, less allowances - as adjusted	1,547	1,591	1,571	1,417	1,469	1,751	1,589	1,057
Add: Inventories	2,346	2,584	2,899	2,825	2,705	3,082	3,442	2,253
Less: Accounts payable, trade	(1,963)	(2,331)	(2,692)	(2,702)	(2,960)	(3,152)	(2,889)	(1,744)
Working capital	1,930	1,844	1,778	1,540	1,214	1,681	2,142	1,566
Properties, plants, and equipment, net	19,746	20,072	19,282	18,947	17,639	16,426	14,815	5,499
Net assets	$21,676	$21,916	$21,060	$20,487	$18,853	$18,107	$16,957	$7,065
Net assets allocated to Upstream[4]	16,313	16,586	15,673	15,106	13,505	11,501	9,375	N/A
Net assets allocated to Downstream[4]	5,363	5,330	5,387	5,381	5,348	6,606	7,582	7,065
Return on net assets (RONA)	(3.2%)	2.6%	3.9%	1.3%	1.9%	6.2%	4.6%	7.1%
Return on net assets (RONA) – Upstream	(4.7%)	1.1%	2.5%	(2.5%)	(2.1%)	3.1%	2.2%	N/A
Return on net assets (RONA) – Downstream	1.5%	7.0%	7.9%	11.9%	11.9%	11.6%	7.7%	7.1%

ARCONIC

86

Return on net assets is a non-GAAP financial measure and is calculated as Net (loss) income attributable to Arconic – as adjusted divided by Net assets, which is the summation of Working capital and Properties, plants, and equipment, net. Management believes that this measure is meaningful to investors as RONA helps management and investors determine how effectively and efficiently the company is using its assets to generate earnings. An internal allocation methodology was used to determine 2009-2015 Upstream RONA and Downstream RONA because Alcoa Inc was one company and historical standalone Upstream and Downstream results are not available for 2009-2014 without significant unreasonable efforts. 2016 Downstream RONA is based on Arconic Inc. results. On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, 2016 results of operations and financial position of Alcoa Corporation have been reflected as discontinued operations. For historical comparison purposes and because Alcoa Inc was one company, 2015 does not reflect Alcoa Corporation results of operations and financial position in discontinued operations in this reconciliation. 2014 and prior periods do not reflect Alcoa Corporation results of operations and financial position in discontinued operations in this reconciliation for historical comparison purposes and because it is not available without significant unreasonable efforts. Arconic (Downstream) includes the following former Alcoa Inc. segments: Engineered Products and Solutions, Transportation and Construction Solutions, and Global Rolled Products, except for the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia which both became part of Alcoa Corporation. Alcoa Corporation (Upstream) includes the following former Alcoa Inc. segments: Alumina and Primary Metals, as well as the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia. Discrete tax items include the following: for the year ended December 31, 2016, a charge for valuation allowances related to the November 1, 2016 separation ($1,267), a net charge for the remeasurement of certain deferred tax assets due to tax rate and tax law changes ($51), a net benefit for valuation allowances not associated with the separation ($18), and a net benefit for a number of small items ($10); for the year ended December 31, 2015, a charge for valuation allowances related to certain U.S. and Iceland deferred tax assets ($190) and a net benefit for other miscellaneous items ($4); for the year ended December 31, 2014, a charge for the remeasurement of certain deferred tax assets of a subsidiary in Brazil due to a tax rate change ($31) and a net charge for other miscellaneous items ($2); for the year ended December 31, 2013, a charge for valuation allowances related to certain Spain and U.S. deferred tax assets ($372) and a net benefit for other miscellaneous items ($12); for the year ended December 31, 2012, a benefit for a change in the legal structure of an investment ($13), a benefit as a result of including the then anticipated gain from the sale of the Tapoco Hydroelectric Project ($12), and a net charge for other miscellaneous items ($3); for the year ended December 31, 2011, a net charge for a number of small items ($2); for the year ended December 31, 2010, charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), a benefit for the reversal of a valuation allowance related to net operating losses of an international subsidiary that are now realizable due to a settlement with a tax authority ($41), a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities ($18), a charge for a tax rate change in Brazil ($11), and a net benefit for other miscellaneous items ($3); and for the year ended December 31, 2009, a benefit for the reorganization of an equity investment in Canada ($71), a charge for the write-off of deferred tax assets related to operations in Italy ($41), a benefit for a tax rate change in Iceland ($31), a benefit for a change in a Canadian national tax law permitting tax returns to be filed in U.S. dollars ($28), and a benefit for the reversal of a valuation allowance on net operating losses in Norway ($21). Reconciliation of Return on Net Assets (continued)

S101 (3)Other special items include the following (continued): for the year ended December 31, 2016, costs associated with the planned separation of Alcoa ($205), unfavorable tax costs associated with the redemption of company-owned life insurance policies ($100), a favorable adjustment to the contingent earn-out liability and a post-closing adjustment both of which related to the November 2014 acquisition of Firth Rixson ($76), favorable tax costs related to the difference between the applicable statutory rates for special items and Arconic’s consolidated estimated annual effective tax rate ($74), a favorable tax benefit related to the currency impacts of a distribution of previously taxed income ($49), and unfavorable tax costs associated with the sale of a US subsidiary with book goodwill ($16); for the year ended December 31, 2015, costs associated with the planned separation of Alcoa and the acquisitions of RTI International Metals and TITAL ($46), a gain on the sale of land in the United States and an equity investment in a China rolling mill ($44), a write-down of inventory related to the permanent closure or temporary curtailment of various facilities in Suriname, the United States, Brazil, and Australia ($43), an impairment of goodwill related to the soft alloy extrusions business in Brazil ($25), and a net unfavorable change in certain mark-to-market energy derivative contracts ($17); for the year ended December 31, 2014, a write-down of inventory related to the permanent closure of various facilities in Italy, Australia, and the United States ($47), costs associated with the acquisition of Firth Rixson and the then-planned acquisition of TITAL ($47), a gain on the sale of both a mining interest in Suriname and an equity investment in a China rolling mill ($20), an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($19), costs associated with preparation for and ratification of a new labor agreement with the United Steelworkers ($11), a net unfavorable change in certain mark-to-market energy derivative contracts ($6), and a loss on the write-down of an asset to fair value ($2); for the year ended December 31, 2013, an impairment of goodwill ($1,719), a net insurance recovery related to the March 2012 cast house fire at the Massena, NY location ($22), a net favorable change in certain mark-to-market energy derivative contracts ($15), an unfavorable impact related to a temporary shutdown of one of the two smelter potlines at the joint venture in Saudi Arabia due to a period of pot instability ($9), and the write off of inventory related to the permanent closure of two potlines at a smelter in Canada and a smelter in Italy ($6); for the year ended December 31, 2012, a gain on the sale of the Tapoco Hydroelectric Project ($161), a net increase in the environmental reserve related to the Grasse River remediation in Massena, NY, remediation at two former locations, East St. Louis, IL and Sherwin, TX, and two new remediation projects at the smelter sites in Baie Comeau, Québec, Canada and Mosjøen, Norway ($133), uninsured losses related to fire damage to the cast house at the Massena, NY location ($28), interest income on an escrow deposit ($8), and a net favorable change in certain mark-to-market energy derivative contracts ($5); for the year ended December 31, 2011, favorable mark-to-market changes in certain power derivative contracts ($36), a net charge comprised of expenses for the early repayment of Notes set to mature in 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($32), uninsured losses, including costs related to flood damage to a plant in Pennsylvania caused by Hurricane Irene, ($25), a gain on the sale of land in Australia ($18), costs related to acquisitions of the aerospace fastener business of TransDigm Group Inc. and full ownership of carbothermic smelting technology from ORKLA ASA ($8), and the write off of inventory related to the permanent closure of a smelter in the U.S ($4); for the year ended December 31, 2010, unfavorable mark-to-market changes in derivative contracts ($29), recovery costs associated with the São Luís, Brazil facility due to a power outage and failure of a ship unloader in the first half of 2010 ($23), charges related to power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), restart costs and lost volumes related to a June 2010 flood at the Avilés smelter in Spain ($13), charge for costs associated with the potential strike and successful execution of a new agreement with the USW ($13), an additional environmental accrual for the Grasse River remediation in Massena, NY ($11), a net charge for the early repayment of Notes set to mature in 2011 through 2013 due to the premiums paid under the tender offers and call option (partially offset by gains from the termination of related “in-the-money” interest rate swaps) ($9), a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5); and for the year ended December 31, 2009, a charge related to the European Commission’s ruling on electricity pricing for smelters in Italy ($250), a gain on the Elkem/SAPA AB swap ($133), a loss on the sale of Shining Prospect ($118), a gain on an acquisition in Suriname ($35), a charge for a tax settlement related to an equity investment in Brazil ($24), an estimated loss on excess power at the Intalco smelter ($19), and an environmental accrual for smelters in Italy ($15). Reconciliation of Return on Net Assets (continued)

S101 For internal analysis and historical comparison purposes, Net (loss) income attributable to Arconic – as adjusted and Net assets are allocated to the Upstream and Downstream businesses based on (i) the underlying After-tax operating income (ATOI) and Net assets of the respective segments plus (ii) an allocation of the Net (loss) income attributable to Arconic – as adjusted and Net assets assigned to Corporate [“Corporate expenses and assets”]. Corporate expenses and assets are generally allocated based on the Total assets less Current liabilities of the respective segments. As an example, using the aforementioned allocation process, 2015 interest expense ($498) for the former Alcoa Inc was allocated $271 to Upstream and $227 to Downstream. Other potentially significant items assigned to Corporate include, but are not limited to, the impact of LIFO inventory accounting; general administrative and selling expenses of operating the corporate headquarters and other global administrative facilities; differences between tax rates applicable to the segments and the consolidated effective tax rate; corporate fixed assets; and LIFO reserves. The Deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Arconic adds back the receivable for the purposes of the Return on Net Assets calculation. Reconciliation of Return on Net Assets (continued)

($ in millions) 2014 2015 Net income allocated to Downstream $763 $583 Net loss allocated related to Firth Rixson acquisition 25 – Net loss allocated related to RTI acquisition – 24 Net income allocated to Downstream excluding acquisitions in the year of acquisition $788 $607 Net assets allocated to Downstream $6,606 $7,582 Net assets allocated related to Firth Rixson acquisition (957) – Net assets allocated related to RTI acquisition – (998) Net assets allocated to Downstream excluding acquisitions in the year of acquisition $5,649 $6,584 Return on net assets (RONA) excluding acquisitions in the year of acquisition 13.9% 9.2% See Reconciliation of Return on Net Assets (RONA) for the calculation of Net income allocated to Downstream, Net Assets allocated to Downstream, Net income attributable to Arconic – as adjusted, and Net assets. Reconciliation of Return on Net Assets excluding Acquisitions Return on net assets (RONA) excluding acquisitions is a non-GAAP financial measure and is calculated as Net (loss) income attributable to Arconic – as adjusted excluding acquisitions divided by Net Assets, which is the summation of Working Capital and Properties, plants, and equipment, net excluding acquisitions. Management believes that this measure is meaningful to investors as RONA excluding acquisitions helps management and investors determine how effectively and efficiently the company is using its assets to generate earnings and excluding the impact of acquisitions is more reflective of historical RONA performance. ($ in millions) 2016 Net income attributable to Arconic – as adjusted $505 Interest expense allocation to Upstream(1) 178 Net income attributable to Arconic – as adjusted including interest expense allocation to Upstream $683 Net assets $7,065 Return on net assets (RONA) including interest expense allocation to Upstream 9.7% Reconciliation of Return on Net Assets including Interest Expense Allocation Return on net assets (RONA) including interest expense allocation to Upstream is a non-GAAP financial measure and is calculated as Net (loss) income attributable to Arconic – as adjusted including interest expense allocation to Upstream divided by Net Assets, which is the summation of Working Capital and Properties, plants, and equipment, net. Management believes that this measure is meaningful to investors as RONA helps management and investors determine how effectively and efficiently the company is using its assets to generate earnings and including interest expense allocation to Upstream is more reflective of historical RONA performance. For historical comparison purposes, interest expense was allocated to Upstream in line with the historical methodology used for internal analysis that generally allocated interest expense based on the Total assets less Current liabilities of the respective segments. Reconciliation of Return on Net Assets (RONA) – Adjusted

($ in millions) 2015 Net (loss) income attributable to Arconic ($322) Add: Loss (income) from discontinued operations – Restructuring and other charges 836 Discrete tax items(2) 186 Other special items(3) 87 Net (loss) income attributable to Arconic – as adjusted $787 Net (loss) income allocated to Upstream(4) 204 Net income allocated to Downstream(4) 583 Receivables from customers, less allowances $1,340 Add: Deferred purchase price receivable(5) 249 Receivables from customers, less allowances - as adjusted 1,589 Add: Inventories 3,442 Less: Accounts payable, trade (2,889) Working capital 2,142 Properties, plants, and equipment, net 14,815 Net assets $16,957 Net assets allocated to Upstream(4) 9,375 Net assets allocated to Downstream(4) 7,582 Return on net assets (RONA) 4.6% Return on net assets (RONA) – Upstream 2.2% Return on net assets (RONA) – Downstream 7.7% ($ in millions) 2015 Net (loss) income attributable to Arconic ($322) Add: Loss (income) from discontinued operations(a) 165 Restructuring and other charges 214 Discrete tax items(b) 216 Other special items(c)(d) 25 Net (loss) income attributable to Arconic – as adjusted $298 Receivables from customers, less allowances $960 Add: Deferred purchase price receivable(e) 249 Receivables from customers, less allowances - as adjusted 1,209 Add: Inventories 2,284 Less: Accounts payable, trade (1,510) Working capital 1,983 Properties, plants, and equipment, net 5,425 Net assets $7,408 Return on net assets (RONA) 4.0% Alcoa Inc. – Allocated using Internal Methodology(1) Arconic(a) (1)See Reconciliation of Return on Net Assets (RONA) for the calculation of 2015 RONA and the associated footnotes in which Alcoa Corporation results of operations and financial position are not reflected as discontinued operations. Reconciliation of 2015 Arconic and Alcoa Inc Downstream RONA

Return on net assets (RONA) is a non-GAAP financial measure and is calculated as Net (loss) income attributable to Arconic – as adjusted divided by Net Assets, which is the summation of Working Capital and Properties, plants, and equipment, net. Management believes that this measure is meaningful to investors as RONA helps management and investors determine how effectively and efficiently the company is using its assets to generate earnings. (a)On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations and financial position of Alcoa Corporation have been reflected as discontinued operations in this reconciliation. (b)Discrete tax items include the following: a charge for valuation allowances related to certain deferred tax assets in the U.S. and Iceland ($190), a net charge for other valuation allowances and for a number of small items ($26). (c)In the second quarter of 2016, management changed the manner in which special items are presented in Arconic’s reconciliation of Adjusted Income. This change resulted in special items being presented on a pretax basis and the related tax and noncontrolling interests’ impacts on special items being aggregated into separate respective line items. The special items for the year ended December 31, 2015 were updated to conform to the current period presentation. (d)Other special items include the following: costs associated with the acquisitions of RTI International Metals and TITAL ($28), an impairment of goodwill related to the soft alloy extrusions business in Brazil ($25), costs associated with the planned separation of Alcoa ($24), a gain on the sale of land ($19), and a gain on the sale of an equity investment in a China rolling mill ($19); and favorable tax impact on special items based on the applicable statutory rates whereby the difference between such rates and Arconic’s consolidated estimated annual effective tax rate is itself a special item ($14 – see footnote c above). (e)The Deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Arconic adds back the receivable for the purposes of the Return on Net Assets calculation. Reconciliation of 2015 Arconic and Alcoa Inc Downstream RONA (continued)